Earnings Release and Supplemental Information Unaudited First Quarter 2012

Copyright © 2012 Prologis
First Quarter 2012 Report
Table of Contents
Overview
Press Release 1
Highlights
Company Profile 4
Financial Statements
Consolidated Balance Sheets
6
Consolidated Statements of Operations 7
Consolidated Statements of Funds from Operations (FFO) 8
Reconciliation of Net Earnings (Loss) to FFO 9
EBITDA Reconciliation 10
Operations Overview
Operating Portfolio 11
Operating Metrics 14
Customer Information 15
Capital Deployment
Building Dispositions and Contributions 16
Building Acquisitions 17
Development Starts 18
Development Portfolio 19
Land Portfolio 20
Private Capital
Detail Fund Information 22
Fund Operating and Balance Sheet Information 23
Capitalization
Debt and Equity Summary 24
Debt Covenants and Other Metrics 25
Assets Under Management 26
Net Asset Value
Components 27
Notes and Definitions 29
Duck Creek, Stockton, United States
Suscon, Dartford, Uk
Prologis Park Narita III, Iwayama, Japan

Copyright © 2012 Prologis

Prologis, Inc. Announces First Quarter 2012 Earnings Results
- Core FFO Exceeds Internal Expectations -
- Same Store Net Operating Income Ahead of Plan -
- Progress on Fund Rationalization -
SAN FRANCISCO, May 1, 2012 – Prologis, Inc. (NYSE: PLD), the
leading global owner, operator and developer of industrial real estate, today reported results for the first quarter of 2012.
Core funds from operations (Core FFO) per fully diluted share was
$0.40 for the first quarter 2012 compared to $0.29 for the same period in 2011. Funds from operations (FFO) as defined by Prologis per fully diluted share was $0.56 for the first quarter 2012 compared to $0.24 for the same period in 2011. The difference between Core FFO and FFO in the first quarter 2012 primarily relates to gains on real estate transactions. Net earnings per share were $0.44 for the first quarter
2012 compared to a net loss of $(0.18) for the same period in 2011.
The first quarter 2011 comparative results represent solely legacy
ProLogis and therefore are not directly comparable to the 2012 reported results.
"We started the year with a strong quarter, demonstrating solid execution from the team, bolstered by the strength of global trade, domestic consumption and the rebuilding of customer inventories,”
said Hamid R. Moghadam, chairman and co-chief executive officer,
Prologis. “We continue to make excellent progress on our key priorities, completing nearly $1 billion in dispositions and contributions, rationalizing two of our funds, and increasing occupancy in our operating portfolio.”
Operating Portfolio Metrics
During the first quarter, the company leased a total of 30.9 million square feet (2.9 million square meters) in its combined operating and development portfolios. Prologis ended the quarter with 92.3 percent occupancy in its operating portfolio, which was up 10 basis points over the prior quarter. The quarter-end occupancy was ahead of plan, driven by a 78.3 percent tenant retention rate for the quarter with existing customers who signed renewals totaling 19.8 million square feet (1.8 million square meters), and the continued recovery of global logistics markets.
Same-store net operating income (NOI) in the first quarter of 2012 increased 1.7 percent over the first quarter 2011, compared to an increase of 0.4 percent in the fourth quarter of 2011. Rental rates on leases signed in the first quarter same-store pool decreased by 1.1 percent from in-place rents, as compared to a decrease of 4.5 percent in the fourth quarter 2011.
“The teams delivered strong leasing volume in what is typically the year’s slowest quarter,” said Walter C. Rakowich, co-chief executive officer, Prologis. “Space utilization remains very high and the strongest demand continues to be for large Class-A facilities, of which there is very little available supply. Consequently, our build-to-suit development pipeline is increasing.”
Dispositions and Contributions
During the first quarter 2012, the company completed approximately
$994 million in building and land dispositions and contributions.
Prologis' share of the proceeds was $762 million, reflecting a weighted average stabilized capitalization rate of 7.2 percent on building sales and contributions.
Development Starts & Acquisitions
Capital deployed or committed during the first quarter 2012 totaled approximately $322 million, of which $244 million was Prologis’ share, including the following:
Development starts of $211 million totaling 1.5 million square feet
(143,257 square meters) in three projects, which monetized $51 million of land. Of the total expected investment of $211 million,
$197 million was in build-to-suit projects. Prologis’ share of the total expected investment is $186 million and the company’s share of estimated value creation on development starts in the first quarter is $49.5 million; and

Copyright © 2012 Prologis

Acquisitions & Development Starts
Capital deployed or committed during the fourth quarter 2011 totaled approximately $345 million, of which $210 million was Prologis’ share, including:
Acquisitions of $178 million including 11 industrial properties totaling to 1.6 million square feet (150,000 square meters) with a stabilized capitalization rate of 7.0 percent and 10 acres of land. Of  the total acquisitions, $106 million was Prologis’ share; and
Development starts of $166 million totaling 2.2 million square feet (206,500 square meters) in 9 projects, which monetized $41 million of land. Prologis’
share of the total expected investment is $105 million.
At quarter end, Prologis’ global development portfolio totaled 13.1 million square feet (1.2 million square meters), with an estimated total investment of $1.4 billion.
Prologis’ share of the estimated total investment was $1.2 billion with an estimated value creation at stabilization of $238 million.
Private Capital Activity
In 2011, Prologis raised or received new, third-party equity commitments of approximately $1.8 billion.
Consistent with the company’s priority to streamline its private capital business, it has implemented a plan to rationalize its co-investment ventures into a smaller number of differentiated investment vehicles.
As previously announced the company sold its 20 percent interest in its
Prologis Korea Fund and liquidated the first phase of its Prologis North
America Properties Fund I during the second half of 2011.
Subsequent to year end, the company purchased its partner’s 63 percent interest in Prologis North America Fund II and brought the portfolio entirely onto its balance sheet.
Financing Activity
During the fourth quarter, Prologis completed approximately $1.4 billion of capital markets activities, including debt repurchases, refinancings, and new financings.
As a result and in combination with the significant disposition and contribution activity, the company:
Reduced its share of total debt by $907 million;
Lowered its share of 2012 debt maturities by $399 million; and
Improved its key debt metrics in line with its previously stated strategic priorities.
“We exceeded our balance sheet management and delevering objectives for 2011 and remain committed to building one of the top balance sheets in the industry,”
said William Sullivan, chief financial officer, Prologis. “Carrying this momentum into 2012, a key area of focus is on further improving our financial position and mitigating our exposure to foreign currency.”
Guidance for 2012
Prologis established a full-year 2012 Core FFO guidance range of $1.60 to $1.70 per diluted share. The company also expects to recognize a net loss for GAAP purposes, on a relative basis, of $(0.40) to $(0.50) per share.  The difference between the company’s Core FFO and net earnings guidance for 2012 predominately relates to real estate depreciation and merger related expenses.
The Core FFO and earnings guidance reflected above excludes any potential gains
(losses) recognized from property dispositions, due to the variability of timing, composition of properties and estimate of proceeds.  In reconciling from net earnings to Core FFO, Prologis makes certain adjustments including but not limited to real estate depreciation and amortization expense, impairment charges, deferred taxes, unrealized gains or losses on foreign currency or derivative activity, as well as transaction and merger costs.
The principal drivers supporting Prologis’ 2012 guidance include the following:
Year end occupancy in its operating portfolio between 92.5 and 93.5 percent
(consistent with historical seasonal trends, the company expects occupancy to decrease in the first quarter and trend higher through the remainder of the year);
Same-store NOI growth flat to 1.0 percent, excluding the impact of foreign exchange movements;
Acquisitions of $111 million, including $71 million in 10 logistics facilities totaling approximately 1.0 million square feet (91,231 square meters) with a stabilized capitalization rate of 6.6 percent and an investment of $40 million in land and land infrastructure. Of the total acquisitions, $58 million was Prologis’ share.
At quarter end, Prologis’ global development portfolio totaled 12.0 million square feet (128,131 square meters), with a total expected investment of $1.4 billion. Prologis’ share of the estimated total investment is $1.2 billion, with an estimated value creation at stabilization of $248 million.
Private Capital Activity
During the first quarter 2012, Prologis raised $128 million in new third-
party equity for the Prologis Targeted U.S. Logistics Fund.
The company continued the rationalization of its co-investment ventures into fewer, more profitable and differentiated investment vehicles. As previously announced, during the first quarter the company:
Purchased its partner's interest in Prologis North American Fund II and brought the entire $1.6 billion portfolio directly onto its balance sheet;
Concluded the Prologis California Fund, as it had reached the end of the venture’s term. The portfolio was equally divided with its partner, and Prologis' 50 percent share of the fund's $1.0 billion of real estate was brought directly onto its balance sheet; and
Disposed of 11 of the 12 assets held in Prologis North American
Fund XI.
Capital Markets
During the first quarter 2012, Prologis completed more than $1.3 billion of debt financings and refinancings, with approximately $1.0 billion related to the REIT and $296 million on behalf of our property funds.
Significant financing activity during the first quarter included the following:
A $642 million (€487.5 million) multi-currency senior term loan agreement at an all-in drawn margin of 150 basis points over
LIBOR, extendable at the company’s option through 2017; and
$372 million (¥ 30.5 billion) in three TMK bond financings with a weighted average term of five years and weighted average rate of
1.05 percent.
Subsequent to quarter end the company paid off $449million of its 2.25 percent convertible notes and repaid $59 million of senior unsecured notes at maturity.
“During the first quarter, we made excellent progress toward our stated
goal of streamlining our private capital business by rationalizing two funds,” said William E. Sullivan, chief financial officer, Prologis. “While this activity modestly increased our total debt in the interim, it enhanced the simplification of the balance sheet and brought a substantial amount of high-quality assets directly into the REIT. We remain highly focused on de-levering the balance sheet and expect to make progress on improving our debt metrics throughout the course of
2012 and 2013.”
Guidance for 2012
Prologis re-affirmed its full-year 2012 Core FFO guidance range of
$1.60 to $1.70 per diluted share. The company also expects to recognize net earnings, for GAAP purposes, of $0.05 to $0.15 per share. The difference between the company’s Core FFO and net earnings guidance for 2012 predominantly relates to real estate depreciation, recognized gains on real estate transactions, and merger-related expenses.
The Core FFO and earnings guidance reflected above excludes any potential future gains (losses) recognized from real estate
transactions. In reconciling from net earnings to Core FFO, Prologis makes certain adjustments, including but not limited to real estate depreciation and amortization expense, impairment charges, deferred taxes, unrealized gains or losses on foreign currency or derivative activity, as well as transaction and merger costs.

Copyright © 2012 Prologis

Development starts of $1.1 to $1.4 billion, of which approximately 70 percent is expected to be the company’s share;
Acquisitions of buildings of $400 to $600 million, of which approximately 40 percent is expected to be the company’s share;
Building and land dispositions and contributions of $4.5 to $5.5 billion, of which approximately 70 percent is expected to be the company’s share. A substantial portion of the disposition and contribution guidance relates to the formation of the Prologis Targeted Japan Logistics Fund and subsequent contribution of assets from its balance sheet; and
An average euro exchange rate of $1.30 and an average yen exchange rate of
¥80 per U.S. dollar.
Webcast and Conference Call Information
The company will host a webcast /conference call to discuss quarterly results, current market conditions and future outlook today, February 8, 2012, at 12:00
p.m. Eastern Time. Interested parties are encouraged to access the live webcast by clicking the microphone icon located near the top of the opening page at:
http://ir.prologis.com. Interested parties also can participate via conference call by dialing (877) 256-7020 from the U.S. and Canada or (+1 973-409-9692)
internationally with reservation code 40596350.
A telephonic replay will be available from February 8, 2012, through March 8,
2012, at 855-859-2056 (from the U.S. and Canada) or +1 404-537-3406 (from all other countries), with the reservation code 40596350. The webcast and podcast replay will be posted when available in the "Financial Information" section of the
Prologis Investor Relations website.
About Prologis
Prologis, Inc. is the leading owner, operator and developer of industrial real estate, focused on global and regional markets across the Americas, Europe and Asia. As of December 31, 2011, Prologis owned or had investments in, on a consolidated basis or through unconsolidated joint ventures, properties and development projects expected to total approximately 600 million square feet (55.7 million square meters) in 22 countries. The company leases modern distribution facilities to more than 4,500 customers, including manufacturers, retailers, transportation companies, third-party logistics providers and other enterprises.
The statements in this release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis operates, management’s beliefs and assumptions made by management.  Such statements involve uncertainties that could significantly impact
Prologis’ financial results. Words such as “expects,” “anticipates,” “intends,” “plans,”
“believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature.  All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to rent and occupancy growth, development activity and changes in sales or contribution volume of developed properties, disposition activity, general conditions in the geographic areas where we operate, synergies to be realized from our recent merger transaction, our debt and financial position, our ability to form new property funds and the availability of capital in existing or new property funds — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates and foreign currency exchange rates, (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, dispositions and development of properties, (v) maintenance of real estate investment trust (“REIT”) status and tax structuring, (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings, (vii) risks related to our investments in our co-investment ventures and funds, including our ability to establish new co-
investment ventures and funds, (viii) risks of doing business internationally, including currency risks, (ix) environmental uncertainties, including risks of natural disasters, and (x)
those additional factors discussed in reports filed with the Securities and Exchange
Commission by Prologis under the heading “Risk Factors.” Prologis undertakes no duty to update any forward-looking statements appearing in this release.
Prologis Contacts
Tracy A. Ward  James Larkin
SVP, IR & Corporate Communications VP, Corporate Communications
Direct: +1 415 733 9565 Direct: +1 415 733 9411
Email: tward@prologis.com Email: jlarkin@prologis.com
Webcast and Conference Call Information
The company will host a webcast /conference call to discuss quarterly results, current market conditions and future outlook today, May 1, 2012, at 12:00 p.m.
Eastern Time. Interested parties are encouraged to access the live webcast by clicking the microphone icon located near the top of the opening page at:
http://ir.prologis.com. Interested parties also can participate via conference call by dialing 877-256-7020 from the United States and Canada or
(+1) 973-409-9692 internationally with reservation code 67489991.
A telephonic replay will be available from May 2, 2012, through June 2, 2012, at 855-859-2056 (from the United States and Canada) or (+1) 404-537-3406
(from all other countries), with the reservation code 67489991. The webcast and podcast replay will be posted when available in the "Financial Information"
section of the Prologis Investor Relations website.
About Prologis
Prologis, Inc. is the leading owner, operator and developer of industrial real estate, focused on global and regional markets across the Americas, Europe and Asia. As of March 31, 2012, Prologis owned or had investments in, on a consolidated basis or through unconsolidated joint ventures, properties and development projects expected to total approximately 584 million square feet
(54.2 million square meters) in 22 countries. The company leases modern distribution facilities to more than 4,500 customers, including manufacturers, retailers, transportation companies, third-party logistics providers and other enterprises.
The statements in this release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis operates, management’s beliefs and assumptions made by management.  Such statements involve uncertainties that could significantly impact Prologis’ financial results. Words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature.  All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to rent and occupancy
growth, development activity and changes in sales or contribution volume of developed properties, disposition activity, general conditions in the geographic areas where we operate, synergies to be realized from our recent merger transaction, our debt and financial position, our ability to form new property funds and the availability of capital in existing or new property funds — are forward-
looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.
Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.
Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii)
changes in financial markets, interest rates and foreign currency exchange rates,
(iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, dispositions and development of properties, (v) maintenance of real estate investment trust (“REIT”) status and tax structuring, (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings, (vii)
risks related to our investments in our co-investment ventures and funds, including our ability to establish new co-investment ventures and funds, (viii) risks of doing business internationally, including currency risks, (ix) environmental uncertainties, including risks of natural disasters, and (x) those additional factors discussed in reports filed with the Securities and Exchange Commission by Prologis under the heading “Risk Factors.” Prologis undertakes no duty to update any forward-looking statements appearing in this release.
Prologis Contacts
Tracy A. Ward James Larkin
SVP, IR & Corporate Communications VP, Corporate Communications
Direct: +1 415 733 9565        Direct: +1 415 733 9411
Email: tward@prologis.com
Email: jlarkin@prologis.com

Copyright © 2012 Prologis
First Quarter 2012 Report
Highlights
Company Profile

(A)
(B) Original cost basis for the total land portfolio is $3.1 billion.
Number of operating portfolio buildings 2,419                595                   75
373                   139                   25
4                        2                        6
33                      1                        1
Total (msf) 410                   142                   32
$348 $147 $858
7,265                3,578                146
$1,056 $741 $196
TOTAL
537
1,993 $
1,353 $
35
12
584
10,989
3,089
Land (acres)
Land gross book value (millions) (B)
AMERICAS (4 countries) ASIA (4 countries) EUROPE (14 countries)
Operating Portfolio (msf)
Development Portfolio (msf)
Other (msf)  (A)
Development portfolio TEI (millions)
Generally represents properties managed by Prologis on behalf of other third parties (17 msf), properties in which Prologis has an ownership interest but doesn’t manage (10 msf)
and other properties owned by Prologis (8 msf).
Prologis, Inc. is the leading owner, operator and developer of industrial real estate, focused on global and regional markets across the Americas, Europe and Asia.
As of March 31, 2012, Prologis owned or had investments in, on a consolidated basis or through unconsolidated joint ventures, properties and development projects totaling approximately 584 million square feet (54.3 million square meters) in 22 countries. The company leases modern distribution facilities to more than
4,500 customers, including manufacturers, retailers, transportation companies, third-party logistics providers and other enterprises.

Copyright © 2012 Prologis
First Quarter 2012 Report
Highlights
Company Profile

(A) AMB and Prologis completed a merger (the “Merger”) on June 3, 2011. The financial results presented throughout this supplemental include Prologis for the full period and AMB results from the date of the Merger going forward.  As such, results for the three months ended March 31, 2011 are not impacted by  the Merger.  See the Notes and Definitions for more information.
2012 2011 (A)
500,064 $  229,867 $
202,412 (46,616)
262,072 62,146
184,765 74,407
133,823 51,131
388,869 211,667
Net earnings (loss) attributable to common stockholders 0.44 $        (0.18) $
FFO, as defined by Prologis 0.56 0.24
Core FFO 0.40 0.29
Per common share - diluted:
FFO, as defined by Prologis
(dollars in thousands, except per share data)
Core FFO
AFFO
Core EBITDA
Three months ended March 31,
Revenues
Net earnings (loss) attributable to common stockholders
$-
$50
$100
$150
$200
$250
$300
Q2 2011 Q3 2011 Q4 2011 Q1 2012
Funds from Operations (in millions) (A)
Core FFO
FFO, as defined by Prologis
90.7%
91.0%
92.2%
92.3%
80%
85%
90%
95%
100%
Q2 2011 Q3 2011 Q4 2011 Q1 2012
Period Ending Occupancy %

Copyright © 2012 Prologis
First Quarter 2012 Report
Financial Statements
Consolidated Balance Sheets

(in thousands)
$ 23,438,703                      $ 21,552,548
787,029                           860,531
1,933,321                        1,984,233
419,432                           390,225
26,578,485                      24,787,537
2,256,901                        2,157,907
Net investments in properties 24,321,584                      22,629,630
2,452,939                        2,857,755
247,241                           322,834
102,183                           444,850
Net investments in real estate 27,123,947                      26,255,069
343,736                           176,072
91,957                             71,992
163,679                           147,999
1,144,634                        1,072,780
Total assets $ 28,867,953                      $ 27,723,912
$ 12,380,921                      $ 11,382,408
1,936,372                        1,886,030
Total liabilities 14,317,293                      13,268,438
582,200                           582,200
4,604                               4,594
16,370,254                      16,349,328
(219,574)                          (182,321)
(3,019,829)                       (3,092,162)
Total stockholders' equity 13,717,655                      13,661,639
774,950                           735,222
58,055                             58,613
Total equity 14,550,660                      14,455,474
Total liabilities and equity $ 28,867,953                      $ 27,723,912
Noncontrolling interests - limited partnership unitholders
Preferred stock
Accounts payable, accrued expenses, and other liabilities
Debt
Distributions in excess of net earnings
Equity:
Common stock
Additional paid-in capital
Accumulated other comprehensive loss
Noncontrolling interests
Stockholders' equity:
Other assets
Liabilities:
Less accumulated depreciation
Restricted cash
Accounts receivable
Cash and cash equivalents
Liabilities and Equity:
December 31, 2011
Investments in and advances to unconsolidated investees
Land
Assets held for sale
Operating properties
Development portfolio
Notes receivable backed by real estate
March 31, 2012
Investments in real estate assets:
Assets:
Other real estate investments

Copyright © 2012 Prologis
First Quarter 2012 Report
Financial Statements
Consolidated Statements of Operations

(A) The financial results include Prologis for the full period and no impact from the AMB results.
(B) See Calculation of Per Share Amounts in the Notes and Definitions.
(in thousands, except per share amounts)
$ 464,594              $ 195,714
32,357                29,834
3,113                  4,319
500,064              229,867
125,096              60,624
16,881                10,552
60,159                39,183
10,728                5,988
3,185                  -
193,136              84,733
409,185              201,080
90,879                28,787
11,758                11,921
2,237                  1,720
5,427                  4,436
(133,447)             (90,527)
(16,135)               -
267,771              3,725
(27,101)               (5,641)
5,419                  -
115,929              (74,366)
206,808              (45,579)
12,124                6,369
194,684              (51,948)
7,164                  9,824
11,249                1,960
18,413                11,784
213,097              (40,164)
(118)                     (83)
212,979              (40,247)
10,567                6,369
$ 202,412              $ (46,616)
476,107              254,698
$ 0.44                     $ (0.18)
Expenses:
2012 2011 (A)
Revenues:
Rental income
Private capital revenue
Development management and other income
Total revenues
Three Months Ended
March 31,
Interest expense
Earnings from other unconsolidated investees, net
Rental expenses
Private capital expenses
General and administrative expenses
Impairment of real estate properties
Depreciation, amortization and other expenses
Merger, acquisition and other integration expenses
Total expenses
Operating income
Other income (expense):
Earnings from unconsolidated co-investment ventures, net
Interest income
Discontinued operations:
Impairment of other assets
Gains on acquisitions and dispositions of investments in real estate, net
Foreign currency and derivative gains (losses) and other income (expenses), net
Gain on early extinguishment of debt, net
Total other income (expense)
Earnings (loss) before income taxes
Income tax expense - current and deferred
Earnings (loss) from continuing operations
Income attributable to disposed properties and assets held for sale
Net gains on dispositions, net of related impairment charges and taxes
Consolidated net earnings (loss)
Net earnings attributable to noncontrolling interests
Net earnings (loss) attributable to controlling interests
Less preferred stock dividends
Net earnings (loss) available for common stockholders
Total discontinued operations
Net earnings (loss) per share available for common stockholders - Diluted
Weighted average common shares outstanding - Diluted (B)

Copyright © 2012 Prologis
First Quarter 2012 Report
Financial Statements
Consolidated Statements of Funds from Operations (FFO)

(A) The financial results include Prologis for the full period and no impact from the AMB results.
(B) See Calculation of Per Share Amounts in the Notes and Definitions.
(in thousands, except per share amounts)
$ 477,501                  $ 215,372
32,357                     29,834
3,113                       4,319
Total revenues 512,971                  249,525
127,815                  66,687
16,881                     10,552
60,159                     39,183
10,728                     5,988
8,445                       8,957
Total operating expenses 224,028                  131,367
288,943                  118,158
40,691                     45,425
6,305                       3,270
5,427                       4,436
(133,447)                (90,562)
(19,320)                  -
104,731                  2,568
(2,865)                     (7,276)
5,419                       -
(11,073)                  (7,421)
Total other income (expense) (4,132)                     (49,560)
10,567                     6,369
12,172                     83
262,072                  62,146
19,320                     -
-                          6,925
10,728                     5,988
(102,918)                (2,568)
(4,437)                     -
-                          1,916
Total of adjustments (77,307)                  12,261
$ 184,765                  $ 74,407
476,107                  256,200
$ 0.40                         $ 0.29
Our share of gains on early extinguishment of debt, net
Revenues:
2012
Depreciation and amortization of non-real estate assets and other expenses
FFO from unconsolidated co-investment ventures, net
Impairment of real estate properties and other assets
FFO from other unconsolidated investees, net
Interest expense
Other income (expense):
Interest income
Rental income
Operating FFO
Private capital revenue
Merger, acquisition and other integration expenses
Core FFO per share - Diluted
Weighted average common shares outstanding - Diluted (B)
Gains on acquisitions and dispositions of investments in real estate, net
Japan disaster expenses
Our share of gains on acquisitions and dispositions of investments in real estate, net
FFO, as defined by Prologis
Less FFO attributable to noncontrolling interests
Income tax expense on dispositions
Impairment charges
Less preferred share dividends
Core FFO
Current income tax benefit (expense)
Gain on early extinguishment of debt, net
Foreign currency exchange gains (losses) and other income (expenses), net
Merger, acquisition and other integration expenses
2011 (A)
Three Months Ended
March 31,
Private capital expenses
Development management and other income
Expenses:
General and administrative expenses
Rental expenses

Copyright © 2012 Prologis
First Quarter 2012 Report
Financial Statements
Reconciliations of Net Earnings (Loss) to FFO

(A) The financial results include Prologis for the full period and no impact from the AMB results.
$ 202,412              $ (46,616)
184,691              75,776
(171,265)             (1,297)
(12,054)               -
34,538                35,677
238,322              63,540
24,236                (1,635)
1,051                  864
(1,537)                 (623)
262,072              62,146
(77,307)               12,261
$ 184,765              $ 74,407
Adjustments to arrive at Adjusted FFO ("AFFO"), including our share of unconsolidated investees:
(11,347)               (14,685)
(13,414)               (6,930)
(23,987)               (9,042)
(10,333)               (7,299)
Amortization of management contracts 1,216                  665
Amortization of debt discounts/(premiums) and financing costs, net of capitalization (1,389)                 9,403
Stock compensation expense 8,312                  4,612
AFFO $ 133,823              $ 51,131
Common stock dividends $ 130,080              $ 64,042
2012 2011 (A)
Three Months Ended
March 31,
Our share of reconciling items from unconsolidated investees
Unrealized foreign currency and derivative losses (gains), net
Deferred income tax expense (benefit)
Our share of reconciling items from unconsolidated investees
Straight-lined rents and amortization of lease intangibles
Property improvements
Tenant improvements
Leasing commissions
Reconciliation of net earnings (loss) to FFO
Subtotal-NAREIT defined FFO
FFO, as defined by Prologis
Reconciling items related to noncontrolling interests
Core FFO
Net earnings (loss) attributable to common shares
Add (deduct) NAREIT defined adjustments:
Add (deduct) our defined adjustments:
Adjustments to arrive at Core FFO
Real estate related depreciation and amortization
Net gains on non-FFO dispositions
(in thousands)

Copyright © 2012 Prologis
First Quarter 2012 Report
Financial Statements
EBITDA Reconciliation

(A) Adjustments for the effects of the Prologis North American Industrial Fund II and Prologis California acquisitions to reflect NOI for the full period. See Notes and Definitions for more detail.
(in thousands)
Reconciliation of consolidated net earnings (loss) to Core EBITDA
$ 202,412 $ (46,616)
(279,020) (7,601)
188,801 80,049
133,447 90,527
19,320 -
10,728 5,988
(5,419) -
12,124 8,285
12,352 -
(7,164) (9,824)
118 83
10,567 6,369
32,548 2,977
- 6,925
330,814 137,162
1,813 -
31,531 35,677
23,723 36,536
982 -
1,543 2,689
(1,537) (623)
- 226
$ 388,869 $ 211,667
Depreciation and amortization
Pro forma adjustment (A)
2011 2012
Interest expense
Current and deferred income tax expense (benefit)
Impairment charges
Merger, acquisition and other integration expenses
Net gains on acquisitions and dispositions of investments in real estate, net
Consolidated net earnings (loss)
Three Months Ended
March 31,
Gain on early extinguishment of debt
Core EBITDA
Interest expense
Current and deferred income tax expense (benefit)
Realized losses on derivative activity
Depreciation and amortization
Other non-cash gains
Our share of reconciling items from unconsolidated investees:
Income on properties sold during the period included in discontinued operations
Net gains on disposition of real estate, net
Other adjustments made to arrive at Core FFO
Core EBITDA, prior to our share of unconsolidated investees
Unrealized  losses (gains) and stock compensation expense
Loss on early extinguishment of debt
Net earnings attributable to noncontrolling interest
Preferred stock dividends

Copyright © 2012 Prologis
First Quarter 2012 Report
Operations Overview
Operating Portfolio – Square Feet, Occupied and Leased

(A)  Selected and ordered by Prologis share of NOI.
(square feet in thousands)
Region # of Buildings
Total Owned and
Managed
Prologis
Share
Prologis
Share (%)
%  of Total Total Owned and
Managed
Prologis
Share
Total Owned and
Managed
Prologis
Share
Atlanta East 130 18,135 14,277 78.7% 3.7% 85.0% 84.4% 85.6% 85.1%
Baltimore/Washington East 67 7,862 5,349 68.0% 1.4% 93.5% 92.2% 93.6% 92.3%
Central Valley Northwest 21 7,981 6,139 76.9% 1.6% 88.8% 87.4% 88.8% 87.4%
Central & Eastern PA East 27 14,049 7,137 50.8% 1.9% 94.5% 96.9% 94.5% 96.9%
Chicago Central 211 35,573 27,690 77.8% 7.2% 90.9% 92.3% 90.9% 92.3%
Dallas/Ft. Worth Central 172 24,999 20,566 82.3% 5.4% 92.8% 93.0% 92.8% 93.0%
Houston Central 83 9,907 7,223 72.9% 1.9% 97.6% 98.4% 97.9% 98.8%
New Jersey/New York City East 183 22,818 16,630 72.9% 4.3% 91.6% 90.4% 91.6% 90.4%
San Francisco Bay Area Northwest 238 20,012 17,541 87.7% 4.6% 91.0% 90.7% 91.1% 90.9%
Seattle Northwest 69 8,630 4,901 56.8% 1.3% 92.7% 93.2% 92.7% 93.2%
South Florida East 93 10,578 7,699 72.8% 2.0% 90.2% 91.4% 90.2% 91.4%
Southern California Southwest 305 56,621 46,582 82.3% 12.2% 96.3% 96.4% 96.6% 96.8%
On Tarmac Various 32 2,649 2,435 91.9% 0.6% 91.0% 90.2% 91.0% 90.2%
East 19 6,383 5,081 79.6% 1.3% 97.7% 97.2% 97.7% 97.2%
Latin America 181 29,242 16,650 56.9% 4.4% 92.0% 91.4% 92.0% 91.4%
Latin America 3 934 93 10.0% 0.0% 100.0% 100.0% 100.0% 100.0%
Americas total 1,834 276,373 205,993 74.5% 53.8% 92.6% 92.7% 92.8% 92.9%
Northern 9 2,016 1,654 82.0% 0.4% 99.6% 99.6% 99.6% 99.6%
Southern 143 35,139 26,069 74.2% 6.8% 93.1% 92.3% 93.4% 92.7%
Northern 84 17,261 8,238 47.7% 2.2% 98.8% 97.7% 98.8% 97.7%
Northern 50 10,300 6,399 62.1% 1.7% 89.4% 89.9% 90.1% 90.2%
CEE 96 20,766 12,373 59.6% 3.2% 87.2% 85.4% 89.6% 88.3%
Southern 23 6,470 5,809 89.8% 1.5% 74.2% 76.4% 74.6% 76.9%
UK 73 17,195 10,485 61.0% 2.8% 96.8% 95.8% 96.8% 95.8%
478 109,147 71,027 65.1% 18.6% 92.1% 90.9% 92.8% 91.6%
China 24 5,331 2,287 42.9% 0.6% 97.9% 96.8% 97.9% 96.8%
Japan 46 18,998 13,188 69.4% 3.5% 95.6% 94.8% 95.9% 95.2%
Singapore 5 942 942 100.0% 0.2% 100.0% 100.0% 100.0% 100.0%
75 25,271 16,417 65.0% 4.3% 96.2% 95.3% 96.4% 95.7%
2,387 410,791 293,437 71.4% 76.7% 92.7% 92.4% 93.0% 92.7%
Southern 27 8,378 7,690 91.8% 2.0% 90.0% 89.1% 91.3% 90.6%
CEE 29 6,821 5,096 74.7% 1.3% 90.9% 89.2% 92.3% 89.7%
Northern 10 3,808 2,738 71.9% 0.7% 100.0% 100.0% 100.0% 100.0%
CEE 30 5,336 3,815 71.5% 1.0% 84.0% 84.3% 85.1% 85.9%
Central 39 10,309 8,046 78.0% 2.1% 93.9% 92.1% 93.9% 92.1%
Northwest 33 5,208 4,138 79.5% 1.1% 96.8% 96.2% 97.2% 96.8%
Central 27 8,310 7,515 90.4% 2.0% 95.8% 95.4% 95.8% 95.4%
Central 61 6,358 4,892 76.9% 1.3% 93.0% 93.1% 93.2% 93.3%
Central 11 4,341 3,809 87.7% 1.0% 98.2% 99.2% 98.2% 99.2%
Central 28 6,898 4,379 63.5% 1.1% 95.7% 93.3% 97.5% 96.1%
Various 115 18,619 11,532 61.9% 3.0% 89.5% 86.3% 90.7% 86.7%
410 84,386 63,650 75.4% 16.6% 92.6% 91.6% 93.4% 92.2%
Various 292 41,757 25,510 61.1% 6.7% 87.7% 89.9% 88.0% 90.2%
3,089 536,934 382,597 71.3% 100.0% 92.3% 92.1% 92.7% 92.5%
Occupied Leased
Japan
Global Markets
U.S.
Canada
Belgium
Mexico
Brazil
Square Feet
Singapore
China
France
Germany
Netherlands
Poland
Spain
Europe total
United Kingdom
Regional markets (A)
Czech Republic - Europe
Asia total
Total global markets
Italy -Europe
Hungary - Europe
Sweden -Europe
Columbus -Americas
Denver - Americas
San Antonio -Americas
Other markets (18 markets)
Total operating portfolio - owned and managed
Memphis -Americas
Louisville - Americas
Cincinnati -Americas
Remaining other regional (5 markets)
Regional markets total

Copyright © 2012 Prologis
First Quarter 2012 Report
Operations Overview
Operating Portfolio – NOI and Gross Book Value

(A)  Selected and ordered by Prologis share of NOI.
(dollars in thousands)
Region
Atlanta East $10,203 $7,568 74.2% 1.9% $770,523 $574,082 74.5% 2.0%
Baltimore/Washington East 9,723 6,155 63.3% 1.6% 589,878 370,361 62.8% 1.3%
Central Valley Northwest 6,268 4,761 76.0% 1.2% 428,258 323,503 75.5% 1.2%
Central & Eastern PA East 11,685 5,533 47.4% 1.4% 865,454 404,585 46.7% 1.4%
Chicago Central  22,462 17,027 75.8% 4.3% 2,109,699 1,604,661 76.1% 5.7%
Dallas/Ft. Worth Central  15,450 11,815 76.5% 3.0% 1,185,508 927,440 78.2% 3.3%
Houston Central  9,011 6,075 67.4% 1.5% 531,427 337,782 63.6% 1.2%
New Jersey/New York City East 25,767 16,960 65.8% 4.3% 1,976,619 1,332,249 67.4% 4.8%
San Francisco Bay Area Northwest 26,870 23,471 87.4% 5.9% 1,917,623 1,675,528 87.4% 6.0%
Seattle Northwest 10,335 5,641 54.6% 1.4% 811,228 455,586 56.2% 1.6%
South Florida East 11,832 8,664 73.2% 2.2% 1,025,693 773,509 75.4% 2.8%
Southern California Southwest 57,509 46,492 80.8% 11.7% 5,044,244 4,106,572 81.4% 14.7%
On Tarmac Various 7,346 6,489 88.3% 1.6% 317,371 280,803 88.5% 1.0%
East 8,563 6,639 77.5% 1.7% 660,169 525,725 79.6% 1.9%
Latin America 30,500 17,930 58.8% 4.5% 1,726,551 938,346 54.3% 3.4%
Latin America 2,676 268 10.0% 0.1% 96,542 9,654 10.0% 0.0%
266,200 191,488 71.9% 48.3% 20,056,787 14,640,386 73.0% 52.3%
Northern 2,724 2,094 76.9% 0.5% 173,635 136,590 78.7% 0.5%
Southern 44,786 32,040 71.5% 8.1% 2,932,362 2,089,899 71.3% 7.5%
Northern 25,395 11,971 47.1% 3.0% 1,486,566 684,120 46.0% 2.4%
Northern 14,003 8,297 59.3% 2.1% 990,890 565,830 57.1% 2.0%
CEE 19,663 11,858 60.3% 3.0% 1,380,914 748,350 54.2% 2.7%
Southern 7,277 6,885 94.6% 1.8% 584,687 532,012 91.0% 1.9%
UK 33,767 19,446 57.6% 4.9% 2,019,909 1,124,135 55.7% 4.0%
147,615 92,591 62.7% 23.4% 9,568,963 5,880,936 61.5% 21.0%
China 3,796 1,138 30.0% 0.3% 275,578 87,765 31.8% 0.3%
Japan 59,332 39,606 66.8% 10.0% 4,107,697 2,721,163 66.2% 9.8%
Singapore 2,473 2,473 100.0% 0.6% 145,059 145,059 100.0% 0.5%
65,601 43,217 65.9% 10.9% 4,528,334 2,953,987 65.2% 10.6%
479,416 327,296 68.3% 82.6% 34,154,084 23,475,309 68.7% 83.9%
Southern 7,989 7,219 90.4% 1.8% 553,589 499,898 90.3% 1.8%
CEE 8,035 5,886 73.3% 1.5% 546,314 388,286 71.1% 1.4%
Northern 5,825 4,191 71.9% 1.1% 349,551 249,964 71.5% 0.9%
CEE 5,999 4,168 69.5% 1.0% 379,443 240,602 63.4% 0.9%
Central 5,604 3,942 70.3% 1.0% 385,428 290,831 75.5% 1.0%
Northwest 4,341 3,450 79.5% 0.9% 289,658 234,800 81.1% 0.8%
Central 3,621 3,193 88.2% 0.8% 264,206 236,373 89.5% 0.9%
Central 4,385 3,119 71.1% 0.8% 282,826 206,844 73.1% 0.7%
Central 3,127 2,748 87.9% 0.7% 173,660 153,602 88.4% 0.5%
Central 4,412 2,311 52.4% 0.6% 277,630 160,382 57.8% 0.6%
Various 13,939 7,292 52.3% 1.8% 950,500 536,387 56.4% 1.9%
67,277 47,519 70.6% 12.0% 4,452,805 3,197,969 71.8% 11.4%
Various 35,588 21,504 60.4% 5.4% 2,481,648 1,318,521 53.1% 4.7%
$582,281 $396,319 68.1% 100.0% $41,088,537 $27,991,799 68.1% 100.0%
First Quarter NOI
Total Owned and
Managed
Prologis
Share ($)
Prologis
Share (%)
%  of Total Total Owned and
Managed
Prologis
Share ($)
Prologis
Share (%)
Gross Book Value
%  of Total
Global Markets
U.S.
Canada
Mexico
Brazil
Americas total
Belgium
France
Germany
Netherlands
Poland
Spain
United Kingdom
Europe total
China
Japan
Singapore
Asia total
Total global markets
Regional markets (A)
Italy - Europe
Czech Republic - Europe
Hungary - Europe
Sweden - Europe
Columbus - Americas
Denver - Americas
San Antonio - Americas
Memphis - Americas
Louisville - Americas
Cincinnati - Americas
Remaining other regional (5 markets)
Regional markets total
Other markets (18 markets)
Total operating portfolio

Copyright © 2012 Prologis
First Quarter 2012 Report

Operations Overview
Operating Portfolio – Summary by Region
(square feet and dollars in thousands)
# of Buildings
Total Owned
and Managed
Prologis
Share
Prologis
Share (%)
% of Total Total Owned
and Managed
Prologis
Share
Total Owned
and Managed
Prologis
Share
1,595 240,598 240,598 100.0% 62.9% 92.4% 92.4% 92.6% 92.6%
306 73,420 73,420 100.0% 19.1% 89.9% 89.9% 90.7% 90.7%
31 14,427 14,427 100.0% 3.8% 95.0% 95.0% 95.4% 95.4%
Total operating portfolio - consolidated 1,932 328,445 328,445 100.0% 85.8% 91.9% 91.9% 92.3% 92.3%
824 131,943 32,444 24.6% 8.5% 91.7% 91.9% 91.8% 92.1%
289 65,702 19,718 30.0% 5.2% 94.5% 94.5% 95.2% 95.1%
44 10,844 1,990 18.4% 0.5% 97.8% 97.7% 97.8% 97.7%
Total operating portfolio - unconsolidated 1,157 208,489 54,152 26.0% 14.2% 92.9% 93.1% 93.2% 93.4%
2,419 372,541 273,042 73.3% 71.4% 92.1% 92.3% 92.3% 92.6%
595 139,122 93,138 66.9% 24.3% 92.1% 90.9% 92.8% 91.6%
75 25,271 16,417 65.0% 4.3% 96.2% 95.3% 96.4% 95.7%
Total operating portfolio - owned and managed 3,089 536,934 382,597 71.3% 100.0% 92.3% 92.1% 92.7% 92.5%
5 748 748 100.0% 13.1% 13.1% 13.1% 13.1%
1 286 79 27.6% 0.0% 0.0% 0.0% 0.0%
Total owned and managed 3,095 537,968 383,424 71.3% 92.2% 91.9% 92.5% 92.3%
$203,206 $203,206 100.0% 51.3% $15,263,484 $15,263,484 100.0% 54.5%
89,491 89,491 100.0% 22.6% 5,547,856 5,547,856 100.0% 19.8%
37,816 37,816 100.0% 9.5% 2,574,210 2,574,210 100.0% 9.2%
$330,513 $330,513 100.0% 83.4% $23,385,550 $23,385,550 100.0% 83.5%
$131,156 $32,407 24.7% 8.2% $9,529,048 $2,348,432 24.6% 8.4%
92,827 27,998 30.2% 7.0% 6,219,815 1,878,040 30.2% 6.7%
27,785 5,401 19.4% 1.4% 1,954,124 379,777 19.4% 1.4%
$251,768 $65,806 26.1% 16.6% $17,702,987 $4,606,249 26.0% 16.5%
$334,362 $235,613 70.5% 59.5% $24,792,532 $17,611,916 71.0% 62.9%
182,318 117,489 64.4% 29.6% 11,767,671 7,425,896 63.1% 26.5%
65,601 43,217 65.9% 10.9% 4,528,334 2,953,987 65.2% 10.6%
$582,281 $396,319 68.1% 100.0% $41,088,537 $27,991,799 68.1% 100.0%
(16) (16) 100.0% 53,153 53,153 100.0%
(149) (41) 27.5% 17,203 4,744 27.6%
$582,116 $396,262 68.1% $41,158,893 $28,049,696 68.1%
Value added properties - consolidated
Value added properties - unconsolidated
Total owned and managed
Square Feet
Gross Book Value
Prologis
Share ($)
Prologis
Share (%)
Europe
Asia
First Quarter NOI
Americas
Europe
Asia
Total
Value added properties - consolidated
% of Total Prologis
Share ($)
Prologis
Share (%)
% of Total Total Owned
and Managed
Value added properties - unconsolidated
Asia
Total
Total operating portfolio - owned and managed
Unconsolidated
Europe
Asia
Total operating portfolio - unconsolidated
Americas
Americas
Occupied Leased
Europe
Consolidated
Europe
Total operating portfolio - consolidated
Americas
Asia
Americas
Consolidated
Americas
Europe
Asia
Unconsolidated
Total Owned
and Managed

Copyright © 2012 Prologis
First Quarter 2012 Report
Operations Overview
Operating Metrics – Owned and Managed

(A)   See the Notes and Definitions for further explanations.
(B)   Turnover costs per foot represent expected costs based on the leases signed during the quarter, rather than costs incurred as presented in the “Capital Expenditures Incurred” section.
(C)   This metric is calculated using the trailing twelve month NOI based on pro forma information for the pre-Merger period.
(square feet and dollars in thousands)
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2011 Q3 2011 Q4 2011 Q1 2012
1,360 1,810 1,365 1,017 552,370 547,380 538,400 522,571
New leases 11,841 11,545 13,663 10,023 2.2% (0.1%) 0.9% (0.6%)
Renewals 21,697 20,095 22,533 19,812 (0.3%) 1.5% 2.0% (6.6%)
34,898 33,450 37,561 30,852 3.1% (0.7%) 0.4% 1.7%
76.7% 76.3% 80.1% 78.3% 2.5% 1.6% 1.6% 2.6%
$        1.37 $        1.36 $        1.40 $        1.14
27,721 27,969 32,159 28,227
Q2 2011 Q3 2011 Q4 2011 Q1 2012 (6.1%) (8.6%) (4.5%) (1.1%)
24,880 $   33,611 $   32,297 $   17,100 $
0.04 $            0.06 $            0.06 $            0.03 $
24,741 23,934 29,418 28,598
21,682 19,136 23,674 16,401
Total turnover costs 46,423 43,070 53,092 44,999
71,303 $   76,681 $   85,389 $   62,099 $
N/A N/A
11.5% 11.9%
69.0% 76.5% 66.5% 76.9%
49,215 $   58,687 $   56,770 $   47,734 $
Same Store Information (A)
Prologis share
Weighted average ownership percent
Leasing Activity
Total square feet of leases signed
Properties under development
Trailing four quarters - % of gross NOI (C)
$ per square foot
Average occupancy
Total capital expenditures
Leasing commissions
Property improvements
Rental income
Rental expenses
Operating properties:
Weighted average customer retention
Percentage change in rental rates
Tenant improvements
Capital Expenditures Incurred
Square feet of leases signed:
Square feet of population
Percentage change:
Net operating income
Square feet of leasing activity
Turnover costs (per square foot) (B)
91.0%
89.3%
93.4%
90.7%
91.1%
90.0%
95.0%
91.0%
92.2%
91.6%
96.0%
92.2% 92.1% 92.1%
96.2%
92.3%
80%
85%
90%
95%
100%
Total
Asia
Americas
Europe
Q2 2011   Q3 2011   Q4 2011   Q1 2012
Q2 2011   Q3 2011   Q4 2011   Q1 2012
Q2 2011   Q3 2011   Q4 2011   Q1 2012 Q2 2011   Q3 2011   Q4 2011   Q1 2012
Period Ending Occupancy by Region

PROLOGIS

Top Customers

		% of Annual Base Rent	Total Square Feet
1	DHL	2.5%	12,222
2	CEVA Logistics	1.4%	7,378
3	Kuehne & Nagel	1.4%	6,867
4	SNCF Geodis	0.9%	4,977
5	Home Depot, Inc	0.9%	4,446
6	Amazon.Com, Inc.	0.8%	3,664
7	FedEx Corporation	0.7%	2,511
8	PepsiCo	0.7%	4,126
9	United States Government	0.7%	1,467
10	Kraft Foods, Inc.	0.7%	3,458
Top 10 Customers			51,116
11	Panasonic Logistics Co Ltd	0.7%	2,055
12	Unilever	0.6%	4,521
13	Nippon Express	0.6%	1,468
14	Tesco PLC	0.6%	2,693
15	DB Schenker	0.6%	2,219
16	Hitachi Ltd	0.6%	1,306
17	APL (Neptune Orient Lines)	0.5%	4,618
18	Sagawa Express	0.5%	870
19	Panalpina Inc	0.5%	2,238
20	Caterpillar Logistics Services	0.5%	1,344
21	Sears Holdings Corporation	0.4%	3,382
22	UTi Worldwide	0.4%	1,970
23	C & S Wholesale Grocers Inc	0.4%	2,222
24	ND Logistics	0.4%	2,206
25	Raben Group BV	0.4%	1,888
Top 25 Customers			86,116

Lease Expirations - Owned and Managed

Year	Annual Base Rent	Percentage of Total	Occupied Square Feet	Percentage of Total
Month to month customers	$ 39,314	1.5%	11,253	2.3%
2012	249,503	9.3%	48,678	9.8%
2013	451,259	16.8%	83,678	16.9%
2014	429,399	16.0%	78,648	15.9%
2015	368,803	13.7%	70,366	14.2%
2016	301,825	11.2%	57,474	11.6%
Thereafter	843,874	31.5%	145,567	29.3%
Total	2,683,977	100%	495,664	100%

Lease Expirations - Prologis Share

Year	Annual Base Rent	Percentage of Total	Occupied Square Feet	Percentage of Total
Month to month customers	$ 29,289	1.5%	8,429	2.4%
2012	171,862	9.2%	34,164	9.7%
2013	325,577	17.4%	60,722	17.2%
2014	300,555	16.1%	57,619	16.4%
2015	260,837	14.0%	50,965	14.5%
2016	220,733	11.8%	43,470	12.3%
Thereafter	560,838	30.0%	97,022	27.5%
Total	1,869,691	100%	352,391	100%

Copyright © 2012 Prologis First Quarter 2012 Report Operations Overview Customer Information – Owned and Managed 15 (square feet and dollars in thousands) 10.7% 18.4%

Copyright © 2012 Prologis
First Quarter 2012 Report
Capital Deployment
Building Dispositions and Contributions (A)

(A) Amounts include industrial building dispositions, but do not include dispositions of wholly owned non-industrial buildings or land subject to ground leases of $6.0 million of which $5.0 million is Prologis’ share.
(B) Prologis share reflects actual ownership on consolidated funds. For contributions, this amount reflects cash proceeds to Prologis (net of units received for partial consideration).
(C) This is a consolidated fund.
(square feet and dollars in thousands)
2,307                     2,307                     $219,487 $219,487 100.0%
Prologis North American Properties Fund XI 3,516                     703                        135,362               27,072                 20.0%
Total Americas 5,823                     3,010                     354,849               246,559               69.5%
1,969                     1,969                     122,671               122,671               100.0%
ProLogis European Properties (C) 3,670                     3,439                     338,862 317,513 93.7%
ProLogis European Properties Fund II 1,937                     576                        141,268 41,985 29.7%
Total Europe 7,576                     5,984                     602,801               482,169 80.0%
Asia
-                              -                              -                              -                              -
Total Third Party Building Dispositions 13,399                 8,994                     $957,650 $728,728 76.1%
Total Americas -                              -                              -                              -                              -
139                        139                        $16,875 $14,343 85.0%
Total Europe 139                        139                        16,875                 14,343                 85.0%
Asia
-                              -                              -                              -                              -
139                        139                        $16,875 $14,343 85.0%
13,538                 9,133                     $974,525 $743,071 76.2%
7.2%
Building Contributions and Dispositions to Co-Investment Ventures
Prologis Europe Logistics Venture
Total Asia
Weighted average stabilized cap rate
Americas
Europe
Total Contributions and Dispositions to the Co-Investment Ventures
Total Building Dispositions and Contributions
Square Feet Total Proceeds
Prologis Share
of Proceeds ($)
Prologis Share
of Square Feet
Prologis Share of
Proceeds (%) (B)
Q1 2012
Total Asia
Prologis wholly owned
Third Party Building Dispositions
Americas
Europe
Prologis wholly owned

Copyright © 2012 Prologis
First Quarter 2012 Report
Capital Deployment
Third Party Building Acquisitions

Third Party Building Acquisitions
Prologis wholly owned 182                 182                $  12,580 $  12,580 100.0%
Prologis Targeted U.S. Logistics Fund 389                 107                28,690            7,913                      27.6%
Total Americas 571                 289                41,270            20,493                   49.7%
Prologis European Properties Fund II 64                   19                  5,115              1,520                      29.7%
Europe Logistics Venture I 347                 52                  24,293            3,644                      15.0%
Total Europe 411                 71                  29,408            5,164                      17.6%
Asia -                      -                      -                      -                             -
982                 360                $  70,678 $  25,657 36.3%
6.6%
Q1 2012
Prologis Share of
Acquisition Costs
($)
Prologis Share of
Acquisition Costs
(%)
Square Feet
Acquisition
Costs
Americas
Weighted average stabilized cap rate
Prologis Share
of Square
Feet
Total Third Party Acquisitions
Europe
(square feet and dollars in thousands)

PROLOGIS

$33,935
16%
$14,255
7%
$162,848
77%

$25,451
12%
$185,587
88%

$14,255
7%
$196,783
93%

Copyright © 2012 Prologis
First Quarter 2012 Report
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
2009 2010 2011 Q1
Americas Europe Asia
Capital Deployment
Development Starts

(A) Value creation excludes fees or promotes that we may earn. See complete definition in the Notes and Definitions section.
(B) This represents the economic gain realized from the sale of a Value Added Conversion property during the quarter.  The gain represents the amount by which the sales proceeds exceeds our original cost, which equated to 38% this quarter.
First Quarter 2012 Development Starts
Regional Break Out Prologis share vs. Third Party Build to Suit vs. Speculative
Historical Development Starts (TEI)
(in thousands, except percent and per square foot)
$313,877
$758,905
$1,016,763
$211,038
Americas Europe Asia Prologis Share Third Party Speculative Build to Suit
Square Feet
Total Expected
Investment
Cost Per
Square Foot
Leased % at
Start Square Feet
Total Expected
Investment
Cost Per
Square Foot
Leased % at
Start Square Feet
Total Expected
Investment
Americas
- - - - - - - - - -
Brazil Fund and related joint ventures 317 $33,935 $107 100.0% 79 $8,484 $107 100.0% 25.0% 25.0%
Total Americas 317 33,935 107 100.0% 79 8,484 107 100.0% 25.0% 25.0%
Europe
264 14,255 54 0.0% 264 14,255 54 0.0% 100.0% 100.0%
264 14,255 54 0.0% 264 14,255 54 0.0% 100.0% 100.0%
Asia
961 162,848 169 100.0% 961 162,848 169 100.0% 100.0% 100.0%
Prologis China Logisitics Venture I - - - - - - - - - -
961 162,848 169 100.0% 961 162,848 169 100.0% 100.0% 100.0%
Total 1,542 $211,038 $137 82.9% 1,304 $185,587 $142 79.8% 84.6% 87.9%
Weighted average estimated stabilized yield (%) 8.3%
$17,516
Weighted average estimated cap rate at stabilization (%) 6.6%
$54,356
Prologis share of value creation on development starts (%) (A) 91.0%
Prologis share of value creation on development starts ($) (A) $49,486
Prologis share of value creation realized on VACs (B) 22,844
Total Prologis share of estimated and realized value creation this quarter $72,330
Pro forma NOI ($)
Estimated value creation ($) (A)
Total Asia
Total Q1 2012
Prologis wholly owned
Prologis Share ($) - Q1 Prologis Share (%) - Q1
Prologis wholly owned
Total Europe
Prologis wholly owned

Copyright © 2012 Prologis
First Quarter 2012 Report
Capital Deployment
Development Portfolio

(in thousands, except percent)
(A) Value creation excludes fees or promotes that we may earn. See complete definition in the Notes and Definitions section.
Sq Ft TEI $ Sq Ft TEI $ Sq Ft TEI $ Sq Ft TEI $ TEI $
Prologis share of
TEI $ % of Total Leased %
- $ - 147 $7,858 - $ - 147 $7,858 $7,858 $7,858 0.7% 0.0%
244 28,024 614 71,663 - - 614 71,663 99,687 99,687 8.4% 36.8%
- - - - - - - - - - 0.0% 0.0%
- - 415 26,103 - - 415 26,103 26,103 26,103 2.2% 0.0%
U.S. Total 244 28,024 1,176 105,624 - - 1,176 105,624 133,648 133,648 11.3% 22.2%
482 27,640 140 6,416 - - 140 6,416 34,056 34,056 2.9% 52.9%
Americas total
726 55,664 1,316 112,040 - - 1,316 112,040 167,704 167,704 14.2% 31.6%
319 31,183 447 36,027 - - 447 36,027 67,210 67,210 5.7% 58.3%
507 38,836 - - - - - - 38,836 38,836 3.3% 43.8%
- - 201 9,957 - - 201 9,957 9,957 9,957 0.8% 0.0%
- - - - - - - - - - 0.0% 0.0%
Europe total 826 70,019 648 45,984 - - 648 45,984 116,003 116,003 9.8% 45.4%
1,557 255,285 2,397 374,405 961 162,848 3,358 537,253 792,538 792,538 66.6% 66.0%
Asia total 1,557 255,285 2,397 374,405 961 162,848 3,358 537,253 792,538 792,538 66.6% 66.0%
3,109 380,968 4,361 532,429 961 162,848 5,322 695,277 1,076,245 1,076,245 90.6% 54.1%
- - - - - - - - - - 0.0% -
- - 264 14,255 - - 264 14,255 14,255 14,255 1.2% 0.0%
- - 264 14,255 - - 264 14,255 14,255 14,255 1.2% 0.0%
3,109 380,968 4,625 546,684 961 162,848 5,586 709,532 1,090,500 1,090,500 91.8% 52.4%
Prologis Targeted U.S. Logistics Fund
- - 272 27,796 - - 272 27,796 27,796 7,666 0.6% 0.0%
Brazil Fund and related joint ventures
295 31,749 1,279 120,681 - - 1,279 120,681 152,430 76,215 6.4% 32.7%
Prologis European Properties Fund II - - 134 11,718 - - 134 11,718 11,718 3,483 0.3% 100.0%
Prologis Targeted Europe Logistics Fund
- - 47 5,286 - - 47 5,286 5,286 1,717 0.1% 0.0%
Prologis China Logistics Venture I
168 6,435 - - 1,078 58,665 1,078 58,665 65,100 9,764 0.8% 0.0%
463 38,184 1,732 165,481 1,078 58,665 2,810 224,146 262,330 98,845 8.2% 19.8%
3,572 $ 419,152 6,357 $    712,165 2,039 $ 221,513 8,396 $  933,678 $    1,352,830 $    1,189,345 100.0% 43.5%
3,283 $397,775 5,397 $619,584 1,118 $171,779 6,515 $791,363 $1,189,138 49.5%
Total development portfolio - Prologis share (%) 91.9% 94.9% 84.9% 87.0% 54.9% 77.5% 77.6% 84.8% 87.9%
$17,785 $252,086 $162,731 $414,817 $432,602
$17,306 $203,126 $128,983 $332,109 $349,415
0.0% 18.5% 94.9% 35.1%
n/a 32.2% 47.1% 35.8%
7.8% 8.2% 7.7% 8.1% 8.0%
$108,226
Weighted average estimated cap rate at stabilization (%) 6.6%
$286,958
$247,748
86.3%
Under Development
Total development portfolio - owned & managed
Total development portfolio - Prologis share
Cost to complete ($)
Central
East
Northwest
United Kingdom
Europe
Southwest
Northern Europe
Southern Europe
Latin America
Europe
Central Europe
Prologis share of value creation (%) (A)
Prologis share of cost to complete ($)
Percent build to suit (based on Prologis share) (%)
Pre-leased percent (%)
Prologis share of value creation ($) (A)
Pro forma NOI ($)
Estimated value creation ($) (A)
Weighted average estimated stabilized yield (%)
Japan
Asia
Total global markets
Total Development Portfolio
Consolidated
Total Under
Development
U.S.
2013 Expected
Completion
2012 Expected
Completion
Pre-Stabilized
Developments
Total unconsolidated development portfolio
Total regional and other markets
Regional and other markets
Americas
Unconsolidated
Total consolidated development portfolio

Copyright © 2012 Prologis
First Quarter 2012 Report
Capital Deployment
Land Portfolio – Owned and Managed

(A) Ordered by our share of current book value.
(dollars in thousands)
Region
Prologis Prologis Prologis Prologis % of
Share  Share (%) Share ($) Share (%) Total
Atlanta East 732 732 100.0% $  28,031 $  28,031 100.0% 1.4%
Baltimore/Washington East 106 106 100.0% 14,868 14,868 100.0% 0.8%
Central Valley Northwest 170 170 100.0% 16,409 16,409 100.0% 0.8%
Central & Eastern PA East 339 339 100.0% 29,657 29,657 100.0% 1.5%
Chicago Central 638 638 100.0% 60,506 60,506 100.0% 3.1%
Dallas/Ft. Worth Central 470 470 100.0% 23,044 23,044 100.0% 1.2%
Houston Central 65 65 100.0% 7,884 7,884 100.0% 0.4%
New Jersey/New York City East 305 305 100.0% 127,056 127,056 100.0% 6.5%
Seattle Northwest
15 15 100.0% 2,148 2,148 100.0% 0.1%
South Florida East 377 377 100.0% 143,787 143,787 100.0% 7.3%
Southern California Southwest 779 779 100.0% 123,167 123,167 100.0% 6.3%
Canada 230 230 100.0% 95,423 95,423 100.0% 4.9%
Mexico 1,009 1,009 100.0% 209,856 209,856 100.0% 10.7%
Brazil 376 188 50.0% 47,054 23,527 50.0% 1.2%
5,611 5,423 96.6% 928,890 905,363 97.5% 46.2%
Northern 30 30 100.0% 10,371 10,371 100.0% 0.5%
Southern 396 396 100.0% 69,396 69,396 100.0% 3.5%
Northern 193 193 100.0% 46,508 46,508 100.0% 2.4%
Northern 63 63 100.0% 57,790 57,790 100.0% 3.0%
CEE 893 893 100.0% 118,215 118,215 100.0% 6.0%
Southern 100 100 100.0% 19,960 19,960 100.0% 1.0%
UK 981 981 100.0% 250,697 250,697 100.0% 12.8%
2,656 2,656 100.0% 572,937 572,937 100.0% 29.2%
China 60 45 75.0% 24,645 13,508 54.8% 0.7%
Japan 86 86 100.0% 171,809 171,809 100.0% 8.8%
146 131 89.7% 196,454 185,317 94.3% 9.5%
8,413 8,210 97.6% 1,698,281 1,663,617 98.0% 84.9%
CEE 338 338 100.0% 47,137 47,137 100.0% 2.4%
CEE 263 263 100.0% 42,941 42,941 100.0% 2.2%
Southern 107 107 100.0% 32,507 32,507 100.0% 1.7%
East 129 129 100.0% 25,566 25,566 100.0% 1.3%
CEE 95 95 100.0% 18,600 18,600 100.0% 0.9%
East 229 229 100.0% 13,082 13,082 100.0% 0.7%
Northwest 66 66 100.0% 8,480 8,480 100.0% 0.4%
Central 166 166 100.0% 7,229 7,229 100.0% 0.4%
Central 199 199 100.0% 6,692 6,692 100.0% 0.3%
Central 75 75 100.0% 4,919 4,919 100.0% 0.3%
Central 127 127 100.0% 4,469 4,469 100.0% 0.3%
Central 13 13 100.0% 425 425 100.0% 0.0%
1,807 1,807 100.0% 212,047 212,047 100.0% 10.9%
Total other markets (11 markets)
Various 769 769 100.0% 83,149 83,149 100.0% 4.2%
Total land portfolio - owned and managed 10,989 10,786 98.2% $  1,993,477 $  1,958,813 98.3% 100.0%
Original Cost Basis $  3,073,677
Indianapolis
Americas total
Total Owned &
Managed
Louisville
Total regional markets
Central Florida
Savannah
Slovakia
Memphis
Cincinnati
Czech Republic
Italy
Hungary
Belgium
France
Germany
Land by Market
Total Owned &
Managed
Current Book Value
Brazil
Mexico
Acres
Global markets
U.S.
Canada
Denver
Columbus
Regional markets (A)
Netherlands
Poland
Spain
Total global markets
China
Japan
Asia total
Europe total
United Kingdom

Copyright © 2012 Prologis
First Quarter 2012 Report
Capital Deployment
Land Portfolio – Summary and Roll Forward

Investment at
Acres % of Total March 31, 2012 % of Total
6,889                            62.7% 1,009,129 $                 50.6%
Brazil Fund and related joint ventures 376                               3.4% 47,054 2.4%
Total Americas 7,265                            66.1% 1,056,183                     53.0%
3,578                            32.5% 740,840                        37.2%
128 1.2% 183,352 9.2%
Prologis China Logistics Venture 1 18 0.2% 13,102 0.6%
Total Asia 146                               1.4% 196,454                        9.8%
10,989                          100.0% 1,993,477 $                 100.0%
Americas Europe Asia Total
1,053,806 $                 737,001 $                     249,100 $                     2,039,907 $
Acquisitions 14,584 - - 14,584
Dispositions (A) (3,982) (6,877) - (10,859)
Development starts (10,574) (2,092) (38,209) (50,875)
Infrastructure costs 17,318 5,809 2,731 25,858
Reclasses (13,556) - - (13,556)
Impairment charges - - (3,185) (3,185)
Effect of changes in foreign exchange rates and other (1,413) 6,999 (13,983) (8,397)
1,056,183 $                 740,840 $                     196,454 $                     1,993,477 $
Land Portfolio Summary
Prologis wholly owned
Americas
Total land portfolio - owned and managed
Prologis wholly owned
Europe
Asia
Prologis wholly owned
As of March 31, 2012
Land Roll Forward - Owned and Managed
As of December 31, 2011
(dollars in thousands)
(A) Includes 116 acres that were sold for $13.5 million in proceeds.

PROLOGIS

Fund Investment Information

Co-Investment Ventures	Type	Investment Type	Geographic Focus	Ownership	Date Established	Term
Prologis Institutional Alliance Fund II	Core	Consolidated	US	24.1%	June 2001	Closed end
Prologis AMS	Core	Consolidated	US	38.5%	June 2004	Closed end
Prologis Mexico Fondo Logistico (A)	Core/Development	Consolidated	Mexico	20.0%	July 2010	Closed end
Prologis European Properties	Core	Consolidated	Europe	93.7%	September 1999	Open end
Prologis North American Properties Fund I	Core	Unconsolidated	US	41.3%	June 2000	Closed end
Prologis North American Properties Fund XI (B)	Core	Unconsolidated	US	20.0%	February 2003	Closed end
Prologis Targeted U.S. Logistics Fund (A)	Core	Unconsolidated	US	27.6%	October 2004	Open end
Prologis North American Industrial Fund	Core	Unconsolidated	US	23.1%	March 2006	Open end
Prologis DFS Fund I	Development	Unconsolidated	US	15.0%	October 2006	Closed end
Prologis North American Industrial Fund III	Core	Unconsolidated	US	20.0%	July 2007	Closed end
Prologis SGP Mexico (A)	Core	Unconsolidated	Mexico	21.6%	December 2004	Closed end
Prologis Mexico Industrial Fund	Core	Unconsolidated	Mexico	20.0%	August 2007	Closed end
Prologis Brazil Logistics Partners Fund I (A) (C)	Development	Unconsolidated	Brazil	50.0%	December 2010	Closed end
Prologis Targeted Europe Logistics Fund (A)	Core	Unconsolidated	Europe	32.4%	June 2007	Open end
Prologis European Properties Fund II (A)	Core	Unconsolidated	Europe	29.7%	August 2007	Open end
Europe Logistics Venture 1 (A)	Core	Unconsolidated	Europe	15.0%	February 2011	Open end
Prologis Japan Fund 1	Core	Unconsolidated	Japan	20.0%	June 2005	Closed end
Prologis China Logistics Venture 1 (A)	Core/Development	Unconsolidated	China	15.0%	March 2011	Closed end

Information by Unconsolidated Co-investment Venture (D):

(in thousands)	Square Feet	First Quarter NOI	Gross Book Value of Operating Buildings	Debt	Prologis' Share: First Quarter NOI	Prologis' Share: Annualized Pro forma NOI	Prologis' Share: Debt	Prologis' Share: Total Other Tangible Assets (Liabilities)	Prologis Investment In and Advances To
Prologis North American Properties Fund I	6,239	$ 5,185	$ 266,458	$ 108,296	$ 2,141	$ 8,564	$ 44,726	$ 578	$ 33,380
Prologis North American Properties Fund XI (B)	100	(50)	13,789	952	(10)	(40)	190	5,777	27,650
Prologis North American Industrial Fund	48,898	42,340	2,957,400	1,244,165	9,781	39,124	286,905	13,605	218,040
Prologis North American Industrial Fund III	17,655	13,534	1,279,000	649,496	2,707	10,828	129,899	355	25,784
Prologis Targeted U.S. Logistics Fund	42,535	51,466	3,939,656	1,644,194	14,194	56,776	453,469	12,447	667,093
Prologis Mexico Industrial Fund	9,494	8,735	585,988	214,149	1,747	6,988	42,830	1,932	52,540
Prologis SGP Mexico	6,374	7,121	407,418	217,954	1,538	6,152	47,078	(8,560)	38,385
Brazil Fund and related joint ventures	934	2,676	96,542	-	268	1,072	-	52,482	126,633
Americas	**132,229**	**131,007**	**9,546,251**	**4,079,206**	**32,366**	**129,464**	**1,005,097**	**78,616**	**1,189,505**
Prologis European Properties Fund II	52,897	70,231	4,626,980	1,499,995	20,872	83,488	445,798	(39,824)	410,498
Prologis Targeted Europe Logistics Fund	11,879	21,372	1,510,165	653,234	6,942	27,768	212,171	(16,868)	248,620
Europe Logistics Venture I	926	1,224	82,670	-	184	736	-	997	12,731
Europe	**65,702**	**92,827**	**6,219,815**	**2,153,229**	**27,998**	**111,992**	**657,969**	**(55,695)**	**671,849**
Prologis Japan Fund 1	7,263	24,658	1,733,167	903,290	4,932	19,728	180,658	11,049	172,722
Prologis China Logistics Venture 1	3,581	3,127	220,957	106,000	469	1,876	15,900	3,789	32,553
Asia	**10,844**	**27,785**	**1,954,124**	**1,009,290**	**5,401**	**21,604**	**196,558**	**14,838**	**205,275**
Total	**208,775**	**$251,619**	**$17,720,190**	**$7,241,725**	**$65,765**	**$263,060**	**$1,859,624**	**$37,759**	**$2,066,629**

Copyright © 2012 Prologis
First Quarter 2012 Report
Private Capital
Detail Fund Information

(A) These funds are or will be actively investing in new properties through acquisition and/or development activities, whereas the remaining funds do not expect to be actively investing in new properties.
(B) During the first quarter, this co-investment venture sold all but one of its operating buildings.
(C) We have a 50% ownership interest in and consolidate an entity that in turn owns 50% of an entity that is accounted for on the equity method (“Brazil Fund”). The Brazil Fund develops industrial properties in Brazil. During 2011, the Brazil Fund sold 90% of three properties to a third party and retained a 10% ownership interest in the properties (“Brazil JVs”). Therefore, we effectively own 25% of the Brazil Fund and 5% of the operating properties in the Brazil JVs, which are included in our Owned and Managed operating pool.
(D) Values represent Prologis’ stepped up basis and may not equal the entities stand alone financial statements.

PROLOGIS

	Americas	Europe	Asia	Total
FFO and Net Earnings (Loss) of the Co-Investment Ventures, Aggregated (A)(B)(C)	**For the Three Months Ended March 31, 2012**			
Rental income	$ 210,746	$ 125,006	$ 34,763	$ 370,515
Rental expenses	(54,216)	(28,696)	(6,758)	(89,670)
Net operating income from properties	156,530	96,310	28,005	280,845
Other income (expense)	4,211	(2,144)	(2,370)	(303)
Gains (losses) on dispositions of investments in real estate, net	(518)	(6,120)	-	(6,638)
General and administrative expenses	(1,423)	(6,366)	(2,287)	(10,076)
Interest expense	(74,973)	(28,470)	(310)	(103,753)
Current income tax expense	(1,461)	(2,211)	(1,387)	(5,059)
FFO of the property funds	**82,366**	**50,999**	**21,651**	**155,016**
Real estate related depreciation and amortization	(88,256)	(35,117)	(16,068)	(139,441)
Gains (losses) on dispositions of investments in real estate, net	(4,161)	6,798	-	2,637
Deferred tax benefit (expense) and other income (expense), net	(23)	1,008	24	1,009
Net earnings (loss) of the property funds	**$ (10,074)**	**$ 23,688**	**$ 5,607**	**$ 19,221**

	Americas	Europe	Asia	Total
Prologis' Share of FFO and Net Earnings (Loss) of the Unconsolidated Co-Investment Ventures (A)(B)	**For the Three Months Ended March 31, 2012**			
Prologis' share of the property funds' FFO	$ 19,066	$ 15,361	$ 4,649	$ 39,076
Interest and preferred dividend income	1,615	-	-	1,615
FFO from unconsolidated co-investment ventures, net	20,681	15,361	4,649	40,691
Fees earned by Prologis	17,523	9,137	4,754	31,414
Total FFO recognized by Prologis, net	**$ 38,204**	**$ 24,498**	**$ 9,403**	**$ 72,105**
Prologis' share of the property funds' net earnings (loss)	$ 668	$ 7,997	$ 1,478	$ 10,143
Interest and preferred dividend income	1,615	-	-	1,615
Earnings from unconsolidated co-investment ventures, net	2,283	7,997	1,478	11,758
Fees earned by Prologis	17,523	9,137	4,754	31,414
Total earnings recognized by Prologis, net	**$ 19,806**	**$ 17,134**	**$ 6,232**	**$ 43,172**

	Americas	Europe	Asia	Total
Condensed Balance Sheet of the Unconsolidated Co-Investment Ventures, Aggregated (A)(C)	**As of March 31, 2012**			
Operating industrial properties, before depreciation	$ 9,546,251	$ 6,219,815	$ 1,954,125	$ 17,720,191
Accumulated depreciation	(838,088)	(377,221)	(47,600)	(1,262,909)
Properties under development and land	114,885	12,627	32,064	159,576
Other assets	1,045,645	277,397	161,139	1,484,181
Total assets	**$ 9,868,693**	**$ 6,132,618**	**$ 2,099,728**	**$ 18,101,039**
Third party debt	$ 4,079,206	2,153,230	1,009,290	$ 7,241,726
Other liabilities	443,186	513,720	98,648	1,055,554
Total liabilities	**$ 4,522,392**	**$ 2,666,950**	**$ 1,107,938**	**$ 8,297,280**
Weighted average ownership	25.3%	30.1%	19.3%	26.2%

Copyright © 2012 Prologis
First Quarter 2012 Report
Private Capital
Fund Operating and Balance Sheet Information

(A) Includes the unconsolidated property funds listed on the previous page.
(B) Includes Prologis California and Prologis North American Industrial Fund II. We acquired all of the assets and liabilities of Prologis North America Industrial Fund II and our 50% share of the assets and liabilities of Prologis California during the quarter.
(C) Represents the entire entity, not our proportionate share.
(dollars in thousands)

Copyright © 2012 Prologis
First Quarter 2012 Report
Capitalization
Debt and Equity Summary

(A) Interest rate is based on the effective rate (which includes the amortization of related premiums and discounts) and weighted based on borrowings outstanding.
Dividend
Security Shares Value Series Rate Value
Common Stock 459.6            $36 $16,555 Series L 6.5% $49 $2,146
Partnership Units 3.3                $36 119                  Series M 6.8% 58
Total 462.9            $16,674 Series O 7.0% 75                     Borrowings outstanding
850
Series P 6.9% 50                     Outstanding letters of credit 73
Series Q 8.5% 100                  $1,223
Series R 6.8% 125
Series S 6.8% 125                  344
7.1% $582
$1,567
Less:
Current availability
Unrestricted cash
Total liquidity
Market Equity Preferred Stock Liquidity
Price
Aggregate lender commitments
(dollars and shares in millions)
$64 $458 - $1 $33 $556 $113 $669 $405 $1,074 $708 65.9%
376 482 - 1 202 1,061 573 1,634 1,564 3,198 1,861 58.2%
374 - 409 643 578 2,004 1,070 3,074 835 3,909 3,205 82.0%
287 460 441 1 208 1,397 21 1,418 1,143 2,561 1,735 67.7%
638 - - 1 314 953 111 1,064 1,203 2,267 1,264 55.8%
700 - - 1 558 1,259 2 1,261 698 1,959 1,407 71.8%
900 - - 1 247 1,148 64 1,212 265 1,477 1,227 83.1%
647 - - 1 284 932 1 933 222 1,155 998 86.4%
683 - - 1 10 694 1 695 402 1,097 796 72.6%
- - - - 162 162 1 163 333 496 255 51.4%
- - - 10 143 153 2 155 139 294 193 65.6%
Subtotal 4,669 1,400 850 661 2,739 10,319 1,959 12,278 7,209 19,487 13,649 70.0%
79 (78) 1 - 68 70 33 103 33 136 108 79.4%
Subtotal 4,748 1,322 851 661 2,807 10,389 1,992 12,381 7,242 19,623 $13,757 70.1%
- - - - - - (484) (484) (5,382) (5,866)
Prologis share of debt $4,748 $1,322 $851 $661 $2,807 $10,389 $1,508 $11,897 $1,860 $13,757
$4,625 $1,322 $155 $30 $1,773 $7,905 $122 $8,027 $1,021 9,395 $    $9,048
- - 276 477 17 770 1,216 1,986 528 2,887 2,514
- - 8 - - 8 167 175 116 533 291
123 - 412 154 995 1,684 - 1,684 182 1,617 1,866
- - - - 22 22 3 25 13 35 38
Prologis share of debt
$4,748 $1,322 $851 $661 $2,807 $10,389 $1,508 $11,897 $1,860 $13,757
5.7% 4.8% 1.7% 2.0% 4.2% 4.6% 4.4% 4.6% 4.7% 5.0% 4.7%
5.3 1.3 2.6 2.3 5.0 4.3 2.2 3.9 3.9 4.1 4.0
Weighted average interest rate (A)
Weighted average remaining maturity in years
Unamortized net (discounts) premiums
Third party share of debt
Prologis share of debt by local currency
Dollars
Euro
GBP
2019
2020
2021
Yen
Other
Thereafter
2018
Investees Consolidated Investees
2016
Debt Debt Debt
Maturity
Debt Debt
2012
2013
2014
2015
Total
Mortgage
Debt
2017
Facilities Debt
Senior Convertible Credit Other
Prologis
Unsecured Consolidated Total Unconsolidated Secured
Prologis
Share (%)
Prologis
Total Share of
Debt Total Debt

Copyright © 2012 Prologis
First Quarter 2012 Report
Capitalization
Debt Covenants and Other Metrics

(A) These calculations are made in accordance with the respective debt agreements, may be different than other covenants or metrics presented and are not calculated in accordance with the applicable SEC rules.
(B) All metrics include both consolidated and Prologis share of unconsolidated investees.
(C) See Notes and Definitions for calculation of amounts.
(dollars in thousands)
Covenant Actual Covenant Actual
<60% 39.5% <60% 39.5%
>1.5x 2.86x >1.5x 2.85x
<40% 13.2% <40% 13.2%
>150% 273.4% >150% 273.4%
Covenant Actual
<60% 39.7%
>1.5x 2.68x
>1.5x 3.33x
<35% 13.7%
>$10.0 billion $15.9 billion
2012 2011
First Quarter Fourth Quarter
43.6% 43.5%
18.5% 17.9%
228.5% 228.7%
2.11x 2.07x
8.86x 8.62x
Unencumbered Encumbered Total
14,705,821 $            8,732,882 $              23,438,703 $
787,029 - 787,029
1,898,563 34,758 1,933,321
419,432 - 419,432
- 247,241 247,241
84,271 17,912 102,183
Total consolidated 17,895,116 9,032,793 26,927,909
978,919 3,627,330 4,606,249
68,788 5,498 74,286
Gross real estate assets 18,942,823 $            12,665,621 $            31,608,444 $
Unsecured Secured
Debt Mortgage Debt Total
7,579,959 $              2,738,957 $              10,318,916 $
601,013 1,357,862 1,958,875
107,935 1,742,573 1,850,508
Total debt - at par 8,288,907 5,839,392 14,128,299
(82,861) (395,020) (477,881)
Total Prologis share of debt - at par 8,206,046 5,444,372 13,650,418
26,679 76,451 103,130
(1,708) (3,756) (5,464)
- 9,116 9,116
Total debt, net of premium (discount) 8,231,017 $              5,526,183 $              13,757,200 $
Our share of premium (discount) - unconsolidated
Premium (discount) - consolidated
Secured and Unsecured Debt as of March 31, 2012
Prologis debt
Consolidated investees debt
Our share of unconsolidated investees debt
Third party share of premium (discount)
Third party share of consolidated debt
Unconsolidated development portfolio and land - Prologis' share
Operating portfolio
Unconsolidated operating portfolio - Prologis' share
Encumbrances as of March 31, 2012
Secured debt as % of gross real estate assets
Unencumbered gross real estate assets to unsecured debt
Consolidated:
Development portfolio
Land
Other real estate investments
Notes receivable backed by real estate
Assets held for sale
Covenants as of March 31, 2012 (A)
Minimum net worth
Fixed charge coverage ratio
Maximum secured debt to adjusted total assets
Unencumbered assets ratio to unsecured debt
Fixed charge coverage ratio
Maximum secured debt to total asset value
New Prologis Indenture Legacy AMB Indenture
Debt as % of gross real estate assets
Debt/Core EBITDA
Unencumbered debt service coverage ratio
Outstanding indebtedness to adjusted total assets
Maximum consolidated leverage to total asset value
Global Line
Debt Metrics (A) (B) (C)
Fixed charge coverage ratio

Copyright © 2012 Prologis
First Quarter 2012 Report
Capitalization
Assets  Under Management

0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
Europe
31.9%
Asia
12.0%
$ 31,013 $ 45,355
Debt
$13,757
Committed Equity/Investment
$2,341
Americas
56.1%
$ 45,355
Direct owned and other
assets
$23,729
Equity Cap
$16,674
AUM Private
Capital
$21,626
Preferred Shares
$582
Investors'  share of assets
in JVs/funds
$12,001
Prologis share of assets in
JVs/funds
$7,284
Total
Enterprise
Value
$31,013
Total Enterprise Value
Total AUM by Division
Assets Under Management
(dollars in millions)

Copyright © 2012 Prologis
First Quarter 2012 Report
229,391                $ 14,609,221            $ 64                           $ 207,569               $ 207,569               $ 830,276                 95.4%
69,456                  5,273,447             76                           90,989                  90,989                  363,956                 94.4%
14,427                   2,574,210              178                          37,816                   37,816                   151,264                   95.0%
17,221                     68,884
313,274                22,456,878          72                           336,374               353,595               1,414,380               95.1%
11,207                     654,263                58                           (4,363)                   31.6%
3,964                     274,409                69                           (1,498)                     11.0%
15,171                      928,672                61                            (5,861)                     26.2%
328,445       $ 23,385,550   $ 71                 $ 330,513        $ 353,595       $ 1,414,380       91.9%
32,444                  $ 2,348,432             $ 72                           $ 32,407                  $ 32,407                  $ 129,628                  91.9%
19,718                     1,878,040              95                           27,998                  27,998                  111,992                     94.5%
1,990                      379,777                191                           5,401                      5,401                      21,604                     97.7%
57                           228
54,152          $ 4,606,249     $ 85                $ 65,806         $ 65,863         $ 263,452        93.1%
382,597       $ 27,991,799    $ 73                $ 396,319        $ 419,458        $ 1,677,832      92.1%
Square Feet
726                         $ 46,888                   $ 55,664                  $ 77                           $ 4,391                        45.4%
826                         60,490                   70,019                   85                           5,463                       26.9%
1,557                      252,781                 255,285               164                          18,296                     80.2%
57.9%
1,316                       78,244                   112,040                 85                           7,944
912                          25,097                   60,239                  66                           5,318
3,358                     323,529                537,253               160                          38,214
8,695           $ 787,029        $ 1,090,500     $ 125               $ 79,626
863                         $ 41,258                     $ 83,880                  $ 97                           10,163
56                           3,810                       5,200                     93                           409
187                          3,726                      9,765                     52                           868
1,106             $ 48,794          $ 98,845         $ 89                $ 11,440
9,801            $ 835,823        $ 1,189,345      $ 121                $ 91,066
Prologis share of unconsolidated operating portfolio
Americas
Asia
Properties under development
Total operating portfolio
CONSOLIDATED
Prestabilized
Annualized NOI
CONSOLIDATED OPERATING PORTFOLIO
First Quarter
NOI (Actual)
Americas
Gross Book Value
Americas
Europe
Prologis interest in unconsolidated operating portfolio
UNCONSOLIDATED OPERATING PORTFOLIO (Prologis Share)
Europe
Properties generating net operating loss
Sub-total
Sub-total
Pro forma adjustment for mid-quarter acquisitions/development completions
Total consolidated portfolio
Square Feet
Real Estate Operations
Europe
Asia
Properties generating net operating income
Percent
Occupied GBV per Sq. Ft.
First Quarter
NOI (Pro Forma)
Development
TEI per Sq Ft.
Percent
Occupied
Investment
Balance TEI
Pro forma adjustment for mid-quarter acquisitions/development completions (A)
Annualized Pro
Forma NOI
Europe
Asia
Americas
Europe
Americas
UNCONSOLIDATED (Prologis Share)
Prologis interest in unconsolidated development portfolio
Development Platform (see development pages)
Prologis share of unconsolidated development portfolio
Europe
Asia
Total development portfolio
Total consolidated portfolio
Asia
Americas
Net Asset Value
Components

(A) This adjustment also includes pro-forma adjustments for the 100% of the NOI related to Prologis California and Prologis North America Fund II.
(in thousands, except for percentages and per square foot)

Copyright © 2012 Prologis
First Quarter 2012 Report
Net Asset Value
Components - Continued

(in thousands)
$ 343,736
91,957
512,890
419,432
57,897
163,679
247,241
55,866
Investments in and advances to other unconsolidated investees 386,310
98,337
$ 2,377,345
674,084
621,211
73,691
168,495
395,045
833,005
$ 2,765,531
$ 37,759
$ 3,073,677
$ 1,933,321
25,492
$ 1,958,813
Private capital revenue $ 32,357   $ 129,428
Private capital expenses (16,881) (67,524)
Profit margin $ 15,476   $ 61,904
$ 3,113
$ 10,318,916
Consolidated investee debt - at par 1,958,875
1,850,508
14,128,299
582,200
$ 14,710,499
Outstanding shares of common stock 459,555
Preferred stock
Total debt and preferred stock
Debt and Preferred Stock
Private capital
Development management income
As of March 31, 2012
Prologis debt - at par
Prologis share of unconsolidated debt - at par
Subtotal debt
Current book value of land
Total
Private Capital / Development Management
First Quarter Annualized
Prologis share of book value of land in unconsolidated investees
Original land basis
Tenant security deposits
Other liabilities
Noncontrolling interests
UNCONSOLIDATED
Prologis share of net assets (liabilities)
Land
Investment Balance
Total liabilities and noncontrolling interests
Value added tax and other tax liabilities
Deferred income taxes
Restricted cash
Deposits, prepaid assets and other tangible assets
Other real estate investments
Accounts receivable
Notes receivable backed by real estate
Assets held for sale, net of liabilities
Total other assets
Other liabilities
Prologis receivable from unconsolidated co-investment ventures
Accounts payable and other current liabilities
Prologis' share of value added operating propertie
Cash and cash equivalents
Balance Sheet and Other Items
As of March 31, 2012
CONSOLIDATED
Other assets

Notes and Definitions
Copyright © 2012 Prologis
First Quarter 2012 Report

For purposes of our Consolidated Statements of FFO, we do not segregate discontinued operations.
In addition, we include the gains or losses from disposition and impairment charges of land parcels and development properties in the calculation of FFO, including those classified as discontinued
operations.
Please refer to our annual and quarterly financial statements filed with the Securities and
Exchange Commission on Forms 10-K and 10-Q and other public reports for further information about us and our business. Certain amounts from previous periods presented in the Supplemental Information have been reclassified to conform to the current presentation.
Our real estate operations segment represents the direct, long-term ownership of industrial properties. Our investment strategy in this segment focuses primarily on the ownership and leasing of industrial properties in global and regional markets. Our intent is to hold and use these properties; however, depending on market and other conditions, we may contribute or sell these properties to co-investment ventures or sell to third parties. When we contribute to an unconsolidated co-investment venture or sell properties we have developed, we recognize
FFO to the extent the proceeds received exceed our original investment (i.e. prior to depreciation) and present the results as Gains (Losses) on Acquisition and Dispositions of
Investments in Real Estate, Net.
We have industrial properties that are currently under
development and land available for development that are part of this segment as well.
We may develop the land or sell to third parties, depending on market conditions, customer demand and other factors. The private capital segment represents the long-
term management of unconsolidated co-investment ventures and other joint ventures.
In June 2011, AMB Property Corporation (“AMB”) and ProLogis combined through a merger of equals (the “Merger”).  As a result of the Merger, each outstanding ProLogis common share was converted into 0.4464 shares of AMB common stock.  At the time of the Merger, AMB changed its name to Prologis, Inc.  After consideration of all applicable factors pursuant to the business combination accounting rules, the Merger resulted in a reverse acquisition in which AMB was considered the “legal acquirer” and
ProLogis was considered the “accounting acquirer”. As such, the historical results of
AMB have not been included in the 2011 results.
During the second quarter of 2011, we increased our ownership of ProLogis European
Properties (“PEPR”), through open market purchases and a mandatory tender offer.
Pursuant to the tender offer and open-market purchases made during the tender period, we acquired additional ordinary units and convertible preferred units of PEPR that were funded through borrowings under our existing credit facilities and a new
€500 million bridge facility, which was subsequently repaid with proceeds received from our June equity offering. After completion of the tender offer, we began consolidating PEPR.
During the first quarter of 2012, we acquired our partner’s 63% interest in and now own 100% of Prologis North American Industrial Fund II. We also acquired our share of the assets and liabilities in Prologis California. These two transactions increased our real estate by $2.1 billion and debt by $1.0 billion.
Acquisition cost
represents economic cost and not necessarily what is capitalized.  It includes the initial purchase price; the effects of marking assumed debt to market; if applicable, all due diligence and closing costs, lease intangibles; and estimated acquisition capital expenditures including leasing costs to achieve stabilization.
Assets Held For Sale and Discontinued Operations.
During the three months ended March 31, 2012, we disposed of 70 properties aggregating 7.9 million square feet to third parties. During all of 2011, we disposed of land subject to ground leases and 94 properties aggregating 10.7 million square feet to third parties.
As of March 31, 2012, we had
land and nine operating properties that met the criteria to be presented as held for sale.
The amounts included in Assets Held for Sale include real estate investment balances and the related assets and liabilities for each property.
The operations of the properties held for sale and properties that were disposed of to third parties during a period, including the aggregate net gains or losses recognized upon their disposition, are presented as discontinued operations in our Consolidated Statements of Operations for all periods presented. The income attributable to these properties was as follows (in thousands):

Three Months Ended

March 31,
  2012 2011
Rental income …………………………………………………………………………… $ 12,907 $ 19,658
Rental expenses…………………………………………………………………………. (2,719) (6,063)
Depreciation and amortization…………………………………………………………. (3,024) (3,736)
Interest expense………………………………………………………………………… - (35)
Income attributable to disposed properties and assets held for sale
$ 7,164
$ 9,824
Assets Under Management (“AUM”)
represents the estimated value of the real estate we own or
manage through our consolidated entities and unconsolidated investees. We calculate AUM by adding the noncontrolling interests’ share of the estimated fair value of the real estate investment to our share of total market capitalization.

Notes and Definitions
Three Months Ended
March 31,
2012 2011 (a)
Net earnings (loss)
Net earnings (loss) $ 202,412 $ (46,616)
Noncontrolling interest attributable to exchangeable limited partnership units 1,003 -
Interest expense on exchangeable debt assumed exchanged 4,216 -
Adjusted net earnings (loss) - Diluted $ 207,631 $ (46,616)
Weighted average common shares outstanding - Basic (b) 459,203 254,698
Incremental weighted average effect on exchange of limited partnership units 3,347 -
Incremental weighted average effect of stock awards 1,678 -
Incremental weighted average effect on exchange of certain exchangeable debt 11,879 -
Weighted average common shares outstanding - Diluted (b) 476,107 254,698
Net earnings (loss) per share - Basic $ 0.44 $ (0.18)
Net earnings (loss) per share - Diluted $ 0.44 $ (0.18)
FFO, as defined by Prologis
FFO, as defined by Prologis $ 262,072 $ 62,146
Noncontrolling interest attributable to exchangeable limited partnership units 1,003 67
Interest expense on exchangeable debt assumed exchanged 4,216 -
FFO - Diluted, as defined by Prologis $ 267,291 $ 62,213
Weighted average common shares outstanding - Basic (b) 459,203 254,698
Incremental weighted average effect of exchange of limited partnership units 3,347 339
Incremental weighted average effect of stock awards 1,678 1,163
Incremental weighted average effect of exchange of certain exchangeable debt 11,879 -
Weighted average common shares outstanding - Diluted (b) 476,107 256,200
FFO per share - Diluted, as defined by Prologis $ 0.56 $ 0.24
Core FFO
Core FFO $ 184,765 $ 74,407
Noncontrolling interest attributable to exchangeable limited partnership units 1,003 67
Interest expense on exchangeable debt assumed exchanged 4,216 -
Core FFO – Diluted $ 189,984 $ 74,474
Weighted average common shares outstanding - Basic (b) 459,203 254,698
Incremental weighted average effect of exchange of limited partnership units 3,347 339
Incremental weighted average effect of stock awards 1,678 1,163
Incremental weighted average effect of exchange of certain exchangeable debt 11,879 -
Weighted average common shares outstanding - Diluted (b) 476,107 256,200
Core FFO per share - Diluted $ 0.40 $ 0.29
(a)     In periods with a net loss, the inclusion of any incremental shares is anti-dilutive, and therefore, both basic and diluted shares are the same.
(b)    The historical Prologis shares outstanding have been adjusted by the Merger exchange ratio of 0.4464.

calculate Core EBITDA beginning with consolidated net earnings(loss) and removing the affect of interest, income taxes, depreciation and amortization, impairment charges, gains or losses from the acquisition or disposition of investments in real estate, gains or losses on early extinguishment of debt and derivative contracts (including cash charges), similar adjustments we make to our Core
FFO (see definition below), and other non-cash charges or gains (such as stock based compensation amortization and unrealized gains or losses on foreign currency and derivative activity), including our share of these items from unconsolidated investees.
non-cash depreciation and amortization expense and other items (including stock-based compensation amortization and certain unrealized gains and losses), gains or losses from the acquisition or disposition of investments in real estate, items that affect comparability, and other significant non-cash items. We also adjusted Core EBITDA to include a pro forma adjustment to reflect a full period of NOI on the operating properties we acquire in a significant transaction, such as the Merger, PEPR acquisition, acquisition of assets from Prologis California and the acquisition of Prologis North American Industrial Fund II.  In addition, we excluded Merger, Acquisition and
Other Integration Expenses and costs associated with the hurricane and tsunami that occurred in first quarter 2011 in Japan. By excluding interest expense EBITDA allows investors to measure our operating performance independent of our capital structure and indebtedness and, therefore, allows for a more meaningful comparison of our operating performance to that of other companies, both in the real estate industry and in other industries. Gains and losses on the early extinguishment of debt generally included the costs of repurchasing debt securities. Although difficult to predict, these items may be recurring given the uncertainty of the current economic climate and its adverse effects on the real estate and financial markets. While not infrequent or unusual in nature, these items result from market fluctuations that can have inconsistent effects on our results of operations. The economics underlying these items reflect market and financing conditions in the short-term but can obscure our performance and the value of our long-term investment decisions and strategies.
As a liquidity measure, we believe that Core EBITDA helps investors to analyze our ability to meet interest payment obligations and to make quarterly preferred share dividends. We believe that investors should consider Core EBITDA in conjunction with net income (the primary measure of our performance) and the other required Generally Accepted Accounting Principles (“GAAP”)
measures of our performance and liquidity, to improve their understanding of our operating results and liquidity, and to make more meaningful comparisons of our performance against other companies. By using Core EBITDA an investor is assessing the earnings generated by our operations, but not taking into account the eliminated expenses or gains incurred in connection with such operations.  As a result, Core EBITDA has limitations as an analytical tool and should be used in conjunction with our required GAAP presentations. Core EBITDA does not reflect our historical cash expenditures or future cash requirements for working capital, capital expenditures distribution requirements or contractual commitments. Core EBITDA, also does not reflect the cash required to make interest and principal payments on our outstanding debt.
While EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity.
Further, our computation of Core EBITDA may not be comparable to EBITDA reported by other companies. We compensate for the limitations of Core EBITDA by providing investors with financial statements prepared according to GAAP, along with this detailed discussion of Core EBITDA and a reconciliation of Core EBITDA to consolidated net earnings (loss), a GAAP measurement.
Copyright © 2012 Prologis

We use Core EBITDA to measure both our operating performance and liquidity. We core EBITDA.
First Quarter 2012 Report
We consider Core EBITDA to provide investors relevant and useful information because it permits investors to view income from operations on an unleveraged basis before the effects of income tax,
Calculation of Per Share Amounts is as follows (in thousands, except per share amounts):

Copyright © 2012 Prologis
First Quarter 2012 Report

FFO is not meant to represent a comprehensive system of financial reporting and does not present, nor do we intend it to present, a complete picture of our financial condition and operating performance. We believe net earnings computed under GAAP remains the primary measure of performance and that FFO is only meaningful when it is used in conjunction with net earnings computed under GAAP. Further, we believe our consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of our financial condition and our operating performance.
NAREIT’s FFO measure adjusts net earnings computed under GAAP to exclude historical cost depreciation and gains and losses from the sales and impairment charges of previously depreciated properties. We agree that these two NAREIT adjustments are useful to investors for the following reasons:
(i)     historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation charges, that the value of real estate assets diminishes predictably over time. NAREIT stated in its White Paper on FFO “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” Consequently,
NAREIT’s definition of FFO reflects the fact that real estate, as an asset class, generally appreciates over time and depreciation charges required by GAAP do not reflect the underlying economic realities.
(ii)     REITs were created as a legal form of organization in order to encourage public ownership of real estate as an asset class through investment in firms that  were in the business of long-
term ownership and management of real estate. The exclusion, in NAREIT’s definition of
FFO, of gains and losses from the sales of previously depreciated operating real estate assets allows investors and analysts to readily identify the operating results of the long-term assets that form the core of a REIT’s activity and assists in comparing those operating results between periods. We include the gains and losses from dispositions of land and development properties, as well as our proportionate share of the gains and losses from dispositions recognized by our unconsolidated investees, in our definition of FFO.
Our FFO Measures
At the same time that NAREIT created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors and financial analysts who review our operating results are best served by a defined FFO measure that includes other adjustments to net earnings computed under
GAAP in addition to those included in the NAREIT defined measure of FFO.  Our FFO measures are used by management in analyzing our business and the performance of our properties and we believe that it is important that stockholders, potential investors and financial analysts understand the measures management uses.
We use these FFO measures, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management;
(iii) budget and forecast future results to assist in the allocation of resources; (iv) assess our performance as compared to similar real estate companies and the industry in general; and (v)
evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of short-term items that we do not expect to affect the underlying long-term performance of the properties. The long-term performance of our properties is principally driven by rental income. While not infrequent or unusual, these additional items we exclude in calculating
         See below for the detailed calculations for the three months ended for the respective period
(dollars in thousands):
               is our estimate of the gross real estate, which could be acquired through the use of the equity commitments from our property fund or co-investment venture partners, plus our funding obligations and estimated debt capitalization.
FFO is a non-GAAP measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to FFO is net earnings. Although the National Association of Real
Estate Investment Trusts (“NAREIT”) has published a definition of FFO, modifications to the
NAREIT calculation of FFO are common among REITs, as companies seek to provide financial measures that meaningfully reflect their business.
Debt Metrics.
Committed Equity/Investment
FFO; FFO, as defined by Prologis; Core FFO; AFFO (collectively referred to as “FFO”).
FFO, as defined by Prologis,
Three Months Ended

Mar. 31
Dec. 31
2012
  2011
Debt as a % of gross real estate assets:
Total debt - at par
$
14,128,299
$
13,888,412
Less: cash and cash equivalents
(343,736)
(176,072)
Total debt, net of cash
$
13,784,563
$
13,712,340
Gross real estate assets
$
31,608,444
$
31,492,422
Debt as a % of gross real estate assets
43.6%
43.5%
Secured debt as a % of gross real estate assets:
Secured debt - at par
$
5,839,392
$
5,626,474
Gross real estate assets
$
31,608,444
$
31,492,422
Secured debt as a % of gross real estate assets
18.5%
17.9%
Unencumbered gross real estate assets to unsecured debt:
Unencumbered gross real estate assets
$
18,942,823
$
18,896,910
Unsecured debt - at par
$
8,288,907
$
8,261,938
Unencumbered gross real estate assets to unsecured debt
228.5%
228.7%
Fixed Charge Coverage ratio:
Core EBITDA
$
388,869
$
397,629
Interest expense
$
133,447
$
129,341
Amortization and write-off of deferred loan costs
(4,956)
(4,316)
Amortization of debt premium (discount), net
6,737
5,682
Capitalized interest
13,619
14,090
Preferred stock dividends
10,567
10,276
Our share of fixed charges from unconsolidated entities
24,474
37,003
Total fixed charges
$
183,888
$
192,076
  Fixed charge coverage ratio
2.11x
2.07x
Debt to Core EBITDA:
Total debt, net of cash
$
13,784,563
$
13,712,340
Core EBITDA-annualized
$
1,555,476
$
1,590,516
Debt to Core EBITDA ratio
8.86x
8.62x
are subject to significant fluctuations from period to period that cause both positive and negative short-term effects on our results of operations in inconsistent and unpredictable directions that are not relevant to our long-term outlook.
Notes and Definitions

Copyright © 2012 Prologis
First Quarter 2012 Report

We use our FFO measures as supplemental financial measures of operating performance. We do not use our FFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.
FFO, as defined by Prologis
To arrive at FFO, as defined by Prologis, we adjust the NAREIT defined FFO measure to exclude:
(i) deferred income tax benefits and deferred income tax expenses recognized by our subsidiaries;
(ii) current income tax expense related to acquired tax liabilities that were recorded as deferred tax liabilities in an acquisition, to the extent the expense is offset with a deferred income tax benefit in GAAP earnings that is excluded from our defined FFO measure;
(iii) foreign currency exchange gains and losses resulting from debt transactions between us and our foreign consolidated subsidiaries and our foreign unconsolidated investees;
(iv) foreign currency exchange gains and losses from the remeasurement (based on current foreign currency exchange rates) of certain third party debt of our foreign consolidated subsidiaries and our foreign unconsolidated investees; and
(v) mark-to-market adjustments associated with derivative financial instruments.
We calculate FFO, as defined by Prologis for our unconsolidated investees on the same basis as we calculate our FFO, as defined by Prologis.
We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.
Core FFO
In addition to FFO, as defined by Prologis, we also use Core FFO. To arrive at Core FFO, we adjust FFO, as defined by Prologis, to exclude the following recurring and non-recurring items that we recognized directly or our share recognized by our unconsolidated investees to the extent they are included in FFO, as defined by Prologis:
gains or losses from acquisition, contribution or sale of land or development properties;
income tax expense related to the sale of investments in real estate;
impairment charges recognized related to our investments in  real estate (either directly or through our investments in unconsolidated investees) generally as a result of our change in intent to contribute or sell these properties;
impairment charges of goodwill and other assets;
gains or losses from the early extinguishment of debt;
merger, acquisition and other integration expenses; and
expenses related to natural disasters
We believe it is appropriate to further adjust our FFO, as defined by Prologis for certain recurring items as they were driven by transactional activity and factors relating to the financial and real estate markets,  rather than factors specific to the on-going operating performance of our properties or investments. The impairment charges we recognized were primarily based on valuations of real estate, which had declined due to market conditions, that we no longer expected to hold for long-term investment. We currently have and have had over the past several years a stated priority to strengthen our financial position. We expect to accomplish this by reducing our debt,  our investment in certain low yielding assets, such as land that we decide not to develop and our exposure to foreign currency exchange fluctuations. As a result, we have sold to third parties or contributed to unconsolidated investees  real estate properties that, depending on market conditions, might result in a gain or loss. The impairment charges related to goodwill and other assets that we have recognized were similarly caused by the decline in the real estate markets.
Also in connection with our stated priority to reduce debt and extend debt maturities, we have purchased portions of our debt securities. As a result, we recognized net gains or losses on the early extinguishment of certain debt due to the financial market conditions at that time.
We have also adjusted for some non-recurring items. The merger, acquisition and other integration expenses include costs we incurred in 2011 and that we expect to incur in 2012 associated with the
Merger and PEPR Acquisition and the integration of our systems and processes. We have not adjusted for the acquisition costs that we have incurred as a result of routine acquisitions but only the costs associated with significant business combinations that we would expect to be infrequent in nature. Similarly, the expenses related to the natural disaster in Japan that we recognized in
2011 are a rare occurrence but we may incur similar expenses again in the future.
We analyze our operating performance primarily by the rental income of our real estate and the revenue driven by our private capital business, net of operating, administrative and financing expenses. This income stream is not directly impacted by fluctuations in the market value of our investments in real estate or debt securities.  As a result, although these items have had a material impact on our operations and are reflected in our financial statements, the removal of the effects of these items allows us to better understand the core operating performance of our properties over the long-term.
We use Core FFO, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii)
budget and forecast future results to assist in the allocation of resources; (iv) provide guidance to the financial markets to understand our expected operating performance; (v) assess our operating performance as compared  to similar real estate companies and the industry in general; and (vi)
evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of items that we do not expect to affect the underlying long-term performance of the properties we own. As noted above, we believe the long-term performance of our properties is principally driven by rental income. We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.
AFFO
To arrive at AFFO, we adjust Core FFO  to further exclude; (i) straight-line rents; (ii) amortization of above- and below-market lease intangibles; (iii) recurring capital expenditures; (iv) amortization of management contracts; (v) amortization of debt premiums and discounts, net of amounts capitalized, and; (vi) stock compensation expense.
We believe AFFO provides a meaningful indicator of our ability to fund cash needs, including cash distributions to our stockholders.
Limitations on Use of our FFO Measures
While we believe our defined FFO measures are important supplemental measures, neither
NAREIT’s nor our measures of FFO should be used alone because they exclude significant economic components of net earnings computed under GAAP and are, therefore, limited as an analytical tool. Accordingly, they are two of many measures we use when analyzing our business.
Some of these limitations are:
The current income tax expenses that are excluded from our defined FFO measures represent the taxes that are payable.
Depreciation and amortization of real estate assets are economic costs that are excluded from
FFO. FFO is limited, as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Further, the amortization of capital expenditures
Notes and Definitions

Copyright © 2012 Prologis
First Quarter 2012 Report

Notes and Definitions
Global Markets comprise the largest, most liquid markets benefiting from demand tied to global trade.
These markets are defined by large population centers with high consumption per capita and typically feature major seaports, airports, and other transportation infrastructure tied to global trade. While initial returns might be lower, global markets tend to outperform overall markets in terms of growth and total return.
Interest Expense
consisted of the following (in thousands):
Market Equity is defined as the total number of outstanding shares of our common stock and common limited partnership units multiplied by the closing price per share of our common stock at period end.
Merger, Acquisition and Other Integration Expenses. In connection with the Merger, we have incurred significant transaction, integration, and transitional costs. These costs include investment banker advisory fees;
legal, tax, accounting and valuation fees; termination and severance costs (both cash and stock based compensation awards) for terminated and transitional employees; system conversion; and other integration costs. Certain of these costs were obligations of AMB and were expensed prior to the closing of the Merger by
AMB. The remainder of the costs  are being expensed by us as incurred, which in some cases will be through the end of 2012. In addition, we have included costs associated with the acquisition of a controlling interest in
PEPR and reduction in workforce charges associated with dispositions made in 2011. The following is a breakdown of the costs incurred:
Net Asset Value (“NAV”). We consider NAV to be a useful supplemental measure of our operating performance because it enables both management and investors to estimate the fair value of our business.
The assessment of the fair value of a particular segment of our business is subjective in that it involves estimates and can be calculated using various methods. Therefore, in this supplemental report, we have presented the financial results and investments related to our business segments that we believe are important in calculating our NAV but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation.
The components of NAV do not consider the potential changes in rental and fee income streams or the franchise value associated with our global operating platform, private capital platform, or development platform.
Net Gains on Acquisitions and Dispositions of Investments in Real Estate includes the gains we recognized from the acquisition of our share of the real estate properties in one of our unconsolidated co-
investment ventures, Prologis California in the first quarter of 2012.
and leasing costs necessary to maintain the operating performance of industrial properties are not reflected in FFO.
Gains or losses from property acquisitions and dispositions or impairment charges related to expected dispositions represent changes in the value of the properties. By excluding these gains and losses, FFO does not capture realized changes in the value of acquired or disposed properties arising from changes in market conditions.
The deferred income tax benefits and expenses that are excluded from our defined FFO measures result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. Our defined FFO measures do not currently reflect any income or expense that may result from such settlement.
The foreign currency exchange gains and losses that are excluded from our defined FFO measures are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of our foreign currency-denominated net assets is indefinite as to timing and amount. Our FFO measures are limited in that they do not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements.
The impairment charges of goodwill and other assets that we exclude from Core FFO, have been or may be realized as a loss in the future upon the ultimate disposition of the related investments or other assets through the form of lower cash proceeds.
The gains and losses on extinguishment of debt that we exclude from our Core FFO, may provide a benefit or cost to us as we may be settling our debt at less or more than our future obligation.
The Merger, acquisition and other integration expenses and the natural disaster expenses that we exclude from Core FFO are costs that we have incurred.
We compensate for these limitations by using our FFO measures only in conjunction with net earnings computed under GAAP when making our decisions. To assist investors in compensating for these limitations, we reconcile our defined FFO measures to our net earnings computed under GAAP. This information should be read with our complete financial statements prepared under GAAP.

Fixed Charge Coverage is defined as Core EBITDA divided by total fixed charges. Fixed charges consist of net interest expense adjusted for amortization of finance costs and debt discount (premium), capitalized interest, and preferred stock dividends. Prologis uses fixed charge coverage to measure its liquidity. Prologis believes that the fixed charge coverage is relevant and useful to investors because it allows fixed income investors to measure Prologis’
ability to meet its interest payments on outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred stockholders. Prologis’ computation of fixed charge coverage is not calculated in accordance with applicable SEC rules and may not be comparable to fixed charge coverage reported by other companies.
General and Administrative Expenses (“G&A”)
Three Months Ended
March 31,
2012
  2011
Gross G&A expense
101,814
66,543
Reported as rental expense
(8,158)
(4,911)
Reported as private capital expenses
(16,881)
(10,552)
Capitalized amounts
(16,616)
(11,897)
Net G&A
60,159
39,183
Gross interest expense
148,847
89,023
Amortization of discount (premium), net
(6,737)
7,838
Amortization of deferred loan costs
4,956
4,997
Interest expense before capitalization
147,066
101,858
Capitalized amounts
(13,619)
(11,331)
Net interest expense
133,447
90,527
Three Months Ended
March 31,
2012
  2011
Termination, severance and transitional employee costs
7,685
3,807
Professional fees
2,216
2,181
Office closure, travel and other costs
827
-
Total
10,728
5,988
Three Months Ended
March 31,
2012
  2011
consisted of the following (in thousands):

Net Operating Income (“NOI”) represents rental income less rental expenses.
Operating Portfolio includes stabilized operating industrial properties we own or that we manage and are owned by an unconsolidated investee accounted for by the equity method of accounting.
Operating Segments – Real Estate Operations represents the direct long-term ownership of industrial properties, including land and the development of properties.
Operating Segments – Private Capital represents the management of unconsolidated property funds/co-
investment ventures and other joint ventures and the properties they own.
Pre-stabilized Development represents properties that are complete but have not yet reached
Stabilization.
Pro forma NOI reflects the NOI for a full quarter of operating properties that were acquired, contributed or stabilized during the quarter. Pro forma NOI for the properties in our development portfolio is based on current total expected investment and an estimated stabilized yield.
A reconciliation of our rental income and rental expenses, computed under GAAP, to adjusted net operating income (NOI) for the operating portfolio for purposes of the Net Asset Value calculation is as follows:
Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer's rent leveling asset or liability, if any, that has been previously recognized under GAAP. Removing the net termination fees from rental income allows for the calculation of pro forma NOI to include only rental income that is indicative of the property's recurring operating performance.
The actual NOI for properties that were contributed and not part of discontinued operations during the three-month period is removed.
Straight-lined rents and amortization of above and below market leases are removed from rental income computed under GAAP to allow for the calculation of a cash yield.
(a)
(b)
(c)
Regional Markets, similar to global markets, also benefit from large-population centers and demand. They are located at key crossroads in the supply chain and/or near economic centers for leading national or global industries. Our assets reflect the highest quality class-A product in that market and are often less supply-
constrained and focus on delivering bulk goods to customers.
Rental Income includes the following
(in
thousands):
Same Store. We evaluate the operating performance of the industrial operating properties we own and manage using a “same store” analysis because the population of properties in this analysis is consistent from period to period, thereby eliminating the effects of changes in the composition of the portfolio on performance measures. We include all consolidated properties, and properties owned by property funds and joint ventures that are managed by us and in which we have an equity interest (referred to as “unconsolidated investees”), in our same store analysis. We have defined the same store portfolio, for the quarter ended March 31, 2012, as those operating properties in operation at January 1, 2011 that were in operation throughout the full periods in both 2011 and 2012 either by Prologis or AMB or their unconsolidated investees. We have removed all properties that were disposed of to a third party from the population for both periods. We believe the factors that impact rental income, rental expenses and net operating income in the same store portfolio are generally the same as for the total operating portfolio. In order to derive an appropriate measure of period-to-period operating performance, we remove the effects of foreign currency exchange rate movements by using the current exchange rate to translate from local currency into U.S. dollars, for both periods, to derive the same store results.
Same Store Average Occupancy represents the average occupied percentage for the period.
Same Store Rental Expense represents gross property operating expenses. In computing the percentage change in rental expenses for the same store analysis, rental expenses include property management expenses for our direct owned properties based on the property management fee that has been computed as provided in the individual agreements under which our wholly owned management companies provide property management services to each property (generally, the fee is based on a percentage of revenues).
Same Store Change in Rental Rate represents the change in effective rental rates (average rate over the lease term) on new leases signed during the period as compared with the previous effective rental rates in that same space.
Same Store Rental Income includes the amount of rental expenses that are recovered from customers under the terms of their respective lease agreements. In computing the percentage change in rental income for the same store analysis, rental income (as computed under GAAP) is adjusted to remove the net termination fees recognized for each period. Removing the net termination fees for the same store calculation allows us to evaluate the growth or decline in each property's rental income without regard to items that are not indicative of the property's recurring operating performance.
Stabilization is defined when a property that was developed has been completed for one year or is 90%
occupied. Upon stabilization, a property is moved into our operating portfolio.
Tenant Retention is the square footage of all leases rented by existing tenants divided by the square footage of all expiring and rented leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-
month leases.
Notes and Definitions
Copyright © 2012 Prologis

First Quarter 2012 Report
Three Months Ended
March 31,
2012   2011
(in thousands)
Reconciliation of NOI
Rental income ............................................................................................................................................... $ 464,594
Rental expenses .......................................................................................................................................... (125,096)
NOI ................................................................................................................................................................. 339,498
............................................................................................. (993)
Less: Actual NOI for development portfolio and other ............................................................................... (7,711)
Less: NOI on contributed properties (b) ........................................................................................................ (281)
Adjusted NOI for operating portfolio owned at March 31, 2012 330,513
................................................................ (8,002)
$ 322,511 NOI for operating portfolio owned at March 31, 2012 - Cash
Net termination fees and adjustments (a)
Rental income ............................................................................................................. $ 363,911
Amortization of lease intangibles (9,463)
Rental expense recoveries 91,858
Straight - lined rents ..................................................................................................... 18,288
$ 464,594
..........................................................................................
...................................................................................
$ 141,757
(202)
42,999
11,160
$ 195,714
Straight - lined rents and amortization of lease intangibles (c)

Copyright © 2012 Prologis
First Quarter 2012 Report
Value Creation represents the value that will be created through our development and leasing activities at stabilization. We calculate value by estimating the NOI that the property will generate at Stabilization and applying an estimated stabilized cap rate applicable to that property. The value creation is calculated as the amount by which the estimated value exceeds our total expected investment and does not include any fees or promotes we may earn.
Weighted Average Estimated Stabilized Yeild is calculated as NOI adjusted to reflect stabilized occupancy divided by Acquisition Cost or TEI, as appilicable.
Turnover Costs represent the costs incurred in connection with the signing of a lease, including leasing commissions and tenant improvements.  Tenant improvements include costs to prepare a space for a new tenant and for a lease renewal with the same tenant. It excludes costs to prepare a space that is being leased for the first time (i.e. in a new development property).
Value-Added Acquisitions are properties which Prologis acquires as part of management’s current belief that the discount in pricing attributed to the operating challenges of the property could provide greater returns, once stabilized, than the returns of stabilized properties, which are not value added acquisitions.  Value Added Acquisitions must have one or more of the following characteristics: (i) existing vacancy in excess of 20%; (ii) short-term lease roll-over, typically during the first two years of ownership; (iii) significant capital improvement requirements in excess of 10%
of the purchase price and must be invested within the first two years of ownership
Value-Added Conversions represent the repurposing of industrial properties to a higher and better use, including office, residential, retail, research and development, data center, self storage or manufacturing with the intent to ultimately sell the property once repositioned.  Activities required to prepare the property for conversion to a higher and better use may include such activities as re-zoning, re-designing, re-constructing, and re-tenanting. The economic gain on sales of value added conversions represents the amount by which the sales proceeds exceed our original cost in dollars and percentages.
Total Market Capitalization is defined as market equity plus our share of total debt and preferred stock.
Total Estimated Investment (“TEI”) represents total estimated cost of development or expansion, including land, development and leasing costs. TEI is based on current projections and is subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at period end or the date of development start for purposes of calculating development starts in any period.

Notes and Definitions